                                 SCHEDULE 14C

                                (Rule 14c-101)
                 INFORMATION REQUIRED IN INFORMATION STATEMENT
                           SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14(c) of the Securities Exchange Act
                                    of 1934

Check the appropriate box:

[X] Preliminary Information Statement  [_]Confidential, for Use of the
                                          Commission Only (as permitted by Rule
                                          14c-5(d)(2))

[_] Definitive Information Statement

                                QORUS.COM, INC.
               (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[_]No fee required

[X]Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

    1) Title of each class of securities to which transaction applies:

    2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):$3,728,500.00 (total consideration to be received)

    4) Proposed maximum aggregate value of transaction:  $3,728,500.00

    5) Total fee paid: $745.70

[_] Fee paid previously with preliminary materials.

[_]Check box if any part of the fee is offset as provided by Exchange Act Rule
   0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    2) Form, Schedule or Registration Statement No.

    3) Filing Party:

    4) Date Filed:

                                QORUS.COM, INC.
                              9255 Corbin Avenue
                         Northridge, California 91324

                               October    , 2001

Dear Shareholder:

   This information statement is being furnished to the holders of common stock, par value $0.001 per share, of Qorus.com, Inc. in connection with the proposed sale of substantially all of the assets of Qorus and its subsidiaries, TMT Holdings, Inc., a Delaware corporation, and Aelix, Inc., a Delaware corporation, to Avery Communications, Inc., a Delaware corporation. Pursuant to an Asset Purchase Agreement dated as of May 29, 2001, among Qorus, TMT Holdings, Aelix and Avery, Qorus will sell substantially all of the assets of its and its subsidiaries' intelligent message communications service business to Avery, and Avery will generally assume future obligations under certain assigned contracts.

   We believe the asset sale is in the best interests of Qorus and its shareholders. The asset sale has the unanimous support of our Board of Directors, and our controlling shareholders have consented in writing to the asset sale and adopted the asset purchase agreement. This action by our controlling shareholders is sufficient to ensure that a majority of our shareholders adopt the asset purchase agreement and approve the asset sale without the vote of any other shareholder. Accordingly, your approval is not required and is not being sought.

   In the meantime, we are actively pursuing the purchase of other businesses with a focus on debt collection services which can benefit from the use of sophisticated telecommunications technology and take advantage of our accumulated tax loss. Consummation of any such acquisitions will depend upon our ability to raise additional capital. Despite the current condition of capital markets, we are optimistic that we will be able to complete these acquisitions.

   Qorus shareholders will not receive any cash, stock or other property in connection with, or as a result of, the sale of assets. Qorus will continue in business and will continue to be a publicly held company. Qorus' common stock will continue to be quoted on the OTC Bulletin Board, and Qorus will continue to file reports with the Securities and Exchange Commission.

   This information statement and the attached documents provide you with detailed information about the asset sale. Please read these documents carefully in their entirety. You may also obtain information about us from publicly available documents that have been filed with the Securities and Exchange Commission.

   We appreciate your support.

                                          Very truly yours,

                                          Patrick J. Haynes, III
                                          Chairman

                                QORUS.COM, INC.
                              9255 Corbin Avenue
                         Northridge, California 91324

                             INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

   This information statement is being furnished to the holders of common stock, par value $0.001 per share, of Qorus.com, Inc. in connection with the proposed sale of substantially all of the assets of Qorus and its subsidiaries, TMT Holdings, Inc., a Delaware corporation, and Aelix, Inc., a Delaware corporation, to Avery Communications, Inc., a Delaware corporation. Pursuant to an Asset Purchase Agreement dated as of May 29, 2001, among Qorus, TMT Holdings, Aelix and Avery, Qorus will sell substantially all of the assets of its and its subsidiaries' intelligent message communications service business to Avery, and Avery will generally assume future obligations under certain assigned contracts.

   Our Board of Directors believes the asset sale is in the best interest of Qorus and its shareholders. The asset sale has the unanimous support of our Board of Directors, and our controlling shareholders have consented in writing to the asset sale and adopted the asset purchase agreement. This action by our controlling shareholders is sufficient to ensure that a majority of our shareholders adopt the asset purchase agreement and approve the asset sale without the vote of any other shareholder. Accordingly, your approval is not required and is not being sought.

   This information statement is dated October    , 2001 and is first being
mailed to our shareholders on or about October    , 2001.

                               TABLE OF CONTENTS

                                                                                                    Page
                                                                                                    ----
SUMMARY TERM SHEET.................................................................................   1
SUMMARY............................................................................................   2
   The Asset Sale..................................................................................   2
   The Companies...................................................................................   2
   Reasons for the Asset Sale......................................................................   2
   Interest of Executive Officers and Directors in the Asset Sale; Potential Conflicts of Interest.   3
   Legal Document..................................................................................   3
   Opinion of Financial Advisor....................................................................   3
   Purchase Price..................................................................................   3
   Shareholder Vote Required to Approve the Asset Sale and Adopt the Asset Purchase Agreement......   3
   Conditions to the Asset Sale....................................................................   3
   Termination.....................................................................................   4
   Material U.S. Federal Income Tax Consequences of the Asset Sale.................................   4
   Appraisal Rights................................................................................   4
THE ASSET SALE.....................................................................................   5
   General.........................................................................................   5
   Company Information.............................................................................   5
   Our Business After the Asset Sale...............................................................   5
   Consequences to Shareholders....................................................................   5
   Background of the Transaction...................................................................   5
   Reasons for the Asset Sale; Recommendation of our Board of Directors............................   6
   Opinion of Financial Advisor....................................................................   6
THE ASSET PURCHASE AGREEMENT.......................................................................   7
   Completion of the Asset Sale....................................................................   7
   Purchase Price..................................................................................   7
   Representations and Warranties..................................................................   8
   Agreements of Qorus, TMT Holdings and Aelix.....................................................   9
   Mutual Agreements...............................................................................   9
   Noncompetition..................................................................................  10
   Indemnification.................................................................................  10
   Conditions Precedent to the Asset Sale..........................................................  10
   Expenses........................................................................................  11
   Termination.....................................................................................  11
INTEREST OF EXECUTIVE OFFICERS AND DIRECTORS; POTENTIAL CONFLICTS OF INTEREST......................  11
APPRAISAL RIGHTS...................................................................................  12
SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT........................................  14
WHERE YOU CAN FIND MORE INFORMATION................................................................  15
Appendix A--Asset Purchase Agreement............................................................... A-1
Appendix B--Opinion of ComStock Valuation Advisors, Inc............................................ B-1
Appendix C--Sections 607.1301, 607.1302 and 607.1320 of the Florida Business Corporation Act....... C-1

                                QORUS.COM, INC.
                              9255 Corbin Avenue
                         Northridge, California 91324

                              SUMMARY TERM SHEET

Q:  WHAT TRANSACTION IS BEING PROPOSED?

A: We are selling substantially all of our and our subsidiaries' assets, including our intelligent message communications service business, to Avery Communications, Inc.

Q:  WHAT ARE THE REASONS FOR THE ASSET SALE?

A: The business of our subsidiary, Aelix, offers multiple services, including message communication and outsourced intelligent telecommunications services. The Aelix product offerings are oriented toward customer service functions, which is an attractive market niche in today's economy. Nonetheless, Aelix has operated and continues to operate at a substantial ongoing loss. We have outstanding amounts owed to Avery and its subsidiaries under certain promissory notes that may take several years to repay, or may not be repaid in full. Accordingly, we have determined that the sale of substantially all of our assets to Avery in exchange for forgiveness of its debt is prudent at this time.

Q:  WHAT VOTE OF SHAREHOLDERS IS REQUIRED TO APPROVE THE ASSET SALE?

A: Approval of the asset sale and adoption of the asset purchase agreement require approval by a majority of the holders of all outstanding shares of Qorus. Our controlling shareholders, who will not receive any additional benefit from this asset sale, believe that it is in the best interests of Qorus and our shareholders, and they have consented in writing to the asset sale and adopted the asset purchase agreement. This action by our controlling shareholders is sufficient to obtain the shareholder vote necessary to adopt the asset purchase agreement and approve the asset sale without the approval of any other shareholder. Therefore, you are not required to vote and your vote is not being sought.

Q:  WHEN WILL THE ASSET SALE BE COMPLETED?

A: We have been working towards completing the asset sale as quickly as possible since entering into the asset purchase agreement on May 29, 2001. We expect to complete the asset sale by November 30, 2001, or as soon as practicable following the satisfaction or waiver of the conditions to the asset sale.

Q:  WHAT WILL OUR BUSINESS BE AFTER COMPLETION OF THE ASSET SALE?

A: Upon the completion of the asset sale, we intend to change the focus of our business, with greater emphasis given to business services relying on advanced information communication technology. Assuming we are able to raise new capital, we are currently considering the purchase of several regional debt collection agencies.

Q:  WILL I RECEIVE ANYTHING IN THIS TRANSACTION?


A: Qorus shareholders will not receive any cash, stock or other property in connection with, or as a result of, the sale of assets.

Q:  WILL I STILL BE ABLE TO SELL MY STOCK?


A: Our common stock will continue to be quoted on the OTC Bulletin Board after the asset sale, and we will continue to file all required reports with the Securities and Exchange Commission.

Q:  DO I HAVE APPRAISAL RIGHTS IN CONNECTION WITH THE ASSET SALE?

A: Yes. Under Florida law, holders of our common stock are entitled to appraisal rights in connection with the sale of assets described in this information statement. See "Appraisal Rights."

Q:  WHOM DO I CALL IF I HAVE QUESTIONS?

A: If you have any questions, require assistance, or need additional copies of this information statement or other related materials, you should call Thomas
C. Ratchford, our Chief Financial Officer, at (312) 419-0077.

                                    SUMMARY

   The following is a summary of the material information from this information statement and may not contain all of the information that is important to you. To understand the asset sale fully, and for a more complete description of the legal terms of the asset sale, you should carefully read this information statement and the documents to which we refer you. Additional information about us has been filed with the SEC and is available upon request without charge, as described under "Where You Can Find More Information" on page 15.

                                The Asset Sale

   This information statement relates to the sale of substantially all of our assets and our subsidiaries' assets, including our intelligent message communications service business, to Avery.

                                 The Companies

Qorus.com, Inc.
9255 Corbin Avenue
Northridge, California 91324

   Qorus and its subsidiaries provide intelligent message communications services to enterprises, notably in the travel and hospitality sectors. Our services enable users to improve their customer relationships and their supply and demand chain management while reducing expenses. Our services enable secure, real time, bi-directional communications between companies and their customers or other parties via a number of different media and devices worldwide. We deliver carrier-grade services through an application service provider business model. Our greatest competitive advantage is our ability to offer a real time notification platform that can be customized and scaled to deliver measurable value to large enterprises around the world.

   To date, we have supported business operations through a combination of borrowings and equity sales.

   TMT Holdings, Inc. is our wholly-owned subsidiary, and Aelix, Inc. is a wholly-owned subsidiary of TMT Holdings.

Avery Communications, Inc.
190 South LaSalle Street, Suite 1710
Chicago, Illinois 60603

   Avery is a telecommunications service company which, through its operating subsidiaries, HBS Billing Services Company and ACI Communications, Inc, is engaged in providing billing and collection services for inter-exchange carriers and long-distance resellers.

                    Reasons for the Asset Sale (see page 6)

   Our Board of Directors believes that the proposed asset sale is in the best interest of Qorus and our shareholders. Our Board of Directors unanimously:

    . approved the form, terms and provisions of the asset sale and the asset purchase agreement;

    . determined that the asset sale is fair to and in the best interest of Qorus and its public shareholders;

    . approved and declared the asset sale and the asset purchase agreement advisable; and

    . recommended that our shareholders approve and adopt the asset sale and the asset purchase agreement.

   Important factors in the Board of Director's determination included our financial projections, the existing high degree of leverage in our capitalization and the questionable ability of Qorus to continue to fund its existing operations.

Interest of Executive Officers and Directors in the Asset Sale; Potential
                      Conflicts of Interest (see page 11)

   You should be aware that a number of our officers and directors have interests in the asset sale that are different from, or in addition to, yours. Qorus and Avery are under common control and the members of our Board of Directors are also members of the board of directors of Avery. See "Interests of Executive Officers and Directors; Potential Conflicts of Interest." Our Board of Directors was aware of these interests and considered them, among other matters, in approving the asset sale.

                        Legal Document (see Appendix A)

   The asset purchase agreement is attached as Appendix A to this information statement. We encourage you to read this agreement as it is the legal document that governs the asset sale.

                   Opinion of Financial Advisor (see page 6)

   In making its determination with respect to the asset sale and the asset purchase agreement, our Board of Directors considered, among other factors, the opinion of ComStock Valuation Advisors, Inc., our independent valuation advisor. Our Board of Directors received a written opinion dated September 30, 2001 from ComStock to the effect that the terms and conditions of the asset sale, including the cancellation of notes payable from Qorus to Avery, are fair from a financial point of view to our shareholders. This opinion, which is attached as Appendix B to this information statement, sets forth assumptions made, matters considered and limitations on the review undertaken in connection with this opinion.

                          Purchase Price (see page 7)

   In the asset sale, we will sell substantially all of our assets and our subsidiaries' assets to Avery, for a purchase price equal to (i) $2,710,000, plus any amounts loaned between May 29, 2001, and the closing date of the asset sale, payable in the form of cancellation of notes payable from Qorus to Avery and its subsidiaries; (ii) the payment by Avery to Qorus of five percent of the net after-tax income, if any, generated by the intelligent message communications service business to be acquired by Avery for a period of five years following the closing date of the asset sale (the "Earn Out"); and (iii) the assumption of certain future liabilities. The Earn Out will be payable annually, within ninety days of the end of the calendar year.

   As of September 30, 2001, the total indebtedness to be cancelled was $3,728,500.

Shareholder Vote Required to Approve the Asset Sale and Adopt the Asset
                              Purchase Agreement

   Approval of the asset sale and adoption of the asset purchase agreement requires approval by a majority of the holders of all outstanding shares of our common stock. Our controlling shareholders have consented in writing to the asset sale and the terms of the asset purchase agreement. The approval by our controlling shareholders is the only approval from our shareholders required to approve the asset sale and adopt the asset purchase agreement.

                  Conditions to the Asset Sale (see page 10)

   Our obligation to complete the asset sale is subject to the following conditions:

    . approval of the asset purchase agreement by a majority of our shareholders;

    . accuracy of the representations and warranties made by the parties to the asset purchase agreement to the extent specified in the asset purchase agreement;

    . performance in all material respects by the other parties to the asset purchase agreement of the obligations required to be performed by them under the asset purchase agreement;

    . the absence of any suit or proceeding that would restrain or prohibit the asset sale or limit the ownership of the business to be acquired by Avery;

    . the absence of any statute, decree or injunction prohibiting the consummation of the asset sale or limiting the ability of Avery to control the business to be acquired;

    . the receipt of all authorizations, consents and approvals of governmental entities and third parties;

    . no event shall have occurred that would have a material adverse effect on our business; and

    . the receipt by each of Qorus and Avery of a fairness opinion of ComStock Valuation Advisors, Inc. to the effect that the transactions contemplated by the asset purchase agreement are fair to the shareholders of Qorus and Avery, respectively, from a financial point of view.

                           Termination (see page 11)

   Qorus and Avery may mutually agree, at any time prior to the completion of the asset sale, to terminate the asset purchase agreement. In addition, either Qorus or Avery may terminate the asset purchase agreement:

    . if the asset sale has not been consummated on or before December 31, 2001; or

    .  if:

       (1)either party breaches any covenant or agreement in the asset purchase agreement, which is not cured within thirty (30) days after notice of such breach;

       (2)the conditions to the obligation of either party are incapable of being satisfied and have not been waived; or

       (3)any injunction regarding the completion of the asset sale or operation of the business to be acquired by Avery is in effect.

 Material U.S. Federal Income Tax Consequences of the Asset Sale (see page 12)

   Our management has concluded that there will be no tax consequences to our shareholders. We expect to realize a gain from the sale of the assets at a price in excess of their book value, but the gain will be substantially offset by accumulated tax loss carryforwards.

                   Consequences to Shareholders (see page 5)

   Our shareholders will not receive any cash, stock or other property in connectin with, or as a result of, the sale of assets. Our common stock will continue to be quoted on the OTC Bulletin Board after the asset sale, and we will continue to file all required reports with the Securities and Exchange Commission.

                        Appraisal Rights (see page 12)

   Our shareholders are entitled to appraisal rights in connection with the asset sale.

                                THE ASSET SALE

General

   Our Board of Directors is using this information statement to inform our shareholders about the proposed sale of substantially all of the assets of Qorus and its subsidiaries to Avery. Our Board of Directors has unanimously approved the asset sale and the asset purchase agreement.

   The proposed sale of substantially all of the assets of Qorus and its subsidiaries will occur pursuant to the Asset Purchase Agreement dated as of May 29, 2001, among Qorus, TMT Holdings, Aelix and Avery. We will refer to this agreement as the "asset purchase agreement" in this information statement. Under the asset purchase agreement, we will sell substantially all of our assets, including our intelligent message communications service business, to Avery. Our controlling shareholders have consented in writing to the asset sale and the adoption of the asset purchase agreement. Since such controlling shareholders hold approximately 62% of our outstanding voting stock and the favorable vote of a majority of the outstanding shares of our stock is required for shareholder approval and adoption of the asset purchase agreement and the asset sale, no approval by our other shareholders is required or will be sought.

Company Information

  Qorus.com, Inc.

   Qorus and its subsidiaries provide intelligent message communications services to enterprises, notably in the travel and hospitality sectors. Our services enable users to improve their customer relationships and their supply and demand chain management while reducing expenses. Our services enable secure, real time, bi-directional communications between companies and their customers or other parties via a number of different media and devices worldwide. We deliver carrier-grade services through an application service provider business model. Our greatest competitive advantage is our ability to offer a real time notification platform that can be customized and scaled to deliver measurable value to large enterprises around the world.

   To date, we have not generated revenues sufficient to break even, and have supported business operations through a combination of borrowings and equity sales.

   TMT Holdings, Inc. is our wholly-owned subsidiary, and Aelix, Inc. is a wholly-owned subsidiary of TMT Holdings.

  Avery Communications, Inc.

   Avery is a telecommunications service company which, through its operating subsidiaries, HBS Billing Services Company and ACI Communications, Inc., is engaged in providing billing and collection services for inter-exchange carriers and long-distance resellers.

Our Business After the Asset Sale

   Upon completion of the asset sale, we intend to change the focus of our business, with greater emphasis given to business services relying on advanced information communications technology. We are currently considering the purchase of several regional debt collection agencies. Our ability to acquire and operate any new business will likely be dependent upon, among other things, the ability to raise additional capital. There can be no assurances that we will be able to raise such capital.

Consequences to Shareholders

   Our shareholders will not receive any cash, stock or other property in connection with, or as a result of, the sale of assets. Our common stock will continue to be quoted on the OTC Bulletin Board after the asset sale, and we will continue to file all required reports with the Securities and Exchange Commission.

Background of the Transaction

   We began our message communication services in 1999. We successfully raised debt and equity capital to sustain negative cash flows through the middle of 2000. Due to an abrupt change in market conditions during the latter half of 2000, we were unable to raise additional capital from venture capital funding sources. We obtained and relied upon short-term debt financing from various related parties, including Avery.

   Despite efforts to reduce expenses and generate a positive cash flow, we continued to experience a negative cash flow during 2001. Accordingly, we began discussions with Avery about a business combination with Avery. After considering several alternative structures, the parties agreed in May 2001 that the exchange of our assets for our indebtedness to Avery and its subsidiaries was in both parties' best interests.

Reasons for the Asset Sale; Recommendation of our Board of Directors

   Our Board of Directors has determined that the asset sale is in the best interest of our shareholders, and it has approved and adopted the asset sale and the asset purchase agreement.

   In the course of determining that the asset sale is in the best interest of our shareholders, our Board of Directors consulted with our management, as well as our financial advisors, and considered a number of factors in making its determination, including:

    .  Aelix's continuing negative cash flow;

    .  the desirability of reducing short-term debt; and

    . the asset sale preserved our substantial tax loss carryforwards for use in the future.

   In view of the wide variety of factors considered in connection with its evaluation of the asset sale and the complexity of these matters, our Board of Directors did not find it useful to and did not attempt to quantify, rank or otherwise assign relative weights to the factors considered in connection with its determination. Our Board of Directors relied on the experience and expertise of ComStock Valuation Advisors, Inc., our financial advisor, for quantitative analysis of the financial terms of the asset sale, as described under "Opinion of ComStock Valuation Advisors, Inc." In addition, our Board of Directors did not undertake to make any specific determination as to whether any particular factor was essential to its ultimate determination, but rather the Board conducted an overall analysis of the factors described above, including thorough discussions with and questioning of our management and legal and financial advisors. In considering the factors described above, individual members of our Board of Directors may have given different weight to different factors or reached different conclusions as to whether a specific factor weighed in favor of or against approving the asset sale.

Opinion of Financial Advisor

   On July 9, 2001, we retained ComStock Valuation Advisors, Inc. to provide independent valuation services. As part of the engagement, our Board of Directors requested that ComStock consider whether the sale of our assets to Avery was fair, from a financial point of view, to our shareholders. Our Board of Directors retained ComStock in connection with the asset sale because ComStock is a financial advisory firm with experience in the valuation of businesses and their securities in connection with mergers and asset sales, negotiated underwritings, secondary distributions of securities, private placements and evaluations for corporate purposes.

   ComStock rendered its written opinion to our Board of Directors on September 30, 2001, to the effect that, as of that date and based upon the assumptions made, matters considered and limits of their review, as set forth in its opinion, the asset sale is fair from a financial point of view to our shareholders.

   The full text of ComStock's opinion, which sets forth material information relating to ComStock's opinion, including the assumptions made, matters considered and qualifications and limitations on the scope of review undertaken by ComStock, is attached as Appendix B to this information statement and is incorporated herein by reference. This description of ComStock's opinion should be reviewed together with the full text of the opinion, and you are urged to read the opinion and consider it carefully. The following summary of ComStock's opinion is qualified in its entirety by reference to the full text of the opinion. ComStock has consented to the inclusion of its opinion in its entirety in this information statement.

   ComStock's opinion is addressed to our Board of Directors and evaluated only the fairness to our shareholders, from a financial point of view, of the sale of our assets to Avery. The terms of the asset sale, including the purchase price, were determined through negotiations between Qorus and Avery, and were not determined by ComStock. ComStock's opinion does not address the merits of the underlying decision to engage in the asset sale.

   In arriving at its opinion, ComStock, among other things:

    . reviewed certain publicly available business and financial information relating to Qorus that ComStock deemed to be relevant;

    . reviewed certain information, including financial forecasts, relating to the business, earnings, cash flow, assets, liabilities and prospects of Qorus;

    . conducted discussions with members of senior management of Qorus concerning the matters described in the two clauses above;

    .  reviewed the asset purchase agreement; and

    . reviewed such other financial studies and analysis and took into account such other matters ComStock deemed necessary, including ComStock's assessment of general economic, market and monetary conditions.

   In preparing its opinion, ComStock assumed and relied on the accuracy and completeness of all information supplied or otherwise made available, discussed with, or reviewed by or for ComStock or publicly available, and ComStock has not assumed any responsibility for independently verifying such information or undertaking an independent evaluation or appraisal of any of the assets or liabilities of Qorus or been furnished with any such evaluation or appraisal. In addition, ComStock has not assumed any obligation to conduct, nor has ComStock conducted, any physical inspection of the assets, properties or facilities of Qorus. With respect to the financial forecast information furnished to or discussed with ComStock by Qorus, ComStock has assumed that they have been reasonably prepared and reflect the best currently available estimates and judgment of our management as to our expected future financial performance.

   ComStock's opinion was necessarily based upon market, economic and other conditions as they existed and could be evaluated on, and on the information made available to ComStock as of, September 30, 2001, the date of the opinion. Comstock's fee for the preparation of its fairness opinion was $17,200. Comstock also prepared and delivered a fairness opinion to Avery stating that the transaction was fair to Avery's shareholders from a financial point of view.

                         THE ASSET PURCHASE AGREEMENT

   The following describes the material terms of the asset purchase agreement. The full text of the asset purchase agreement is attached to this information statement as Appendix A, and is incorporated in this information statement by reference. We encourage you to read carefully the entire agreement, as it is the legal document governing the terms of the asset sale.

Completion of the Asset Sale

   On November 30, 2001, or as soon as practicable after all of the conditions set forth in the asset purchase agreement have been satisfied or waived, the parties will complete the asset sale.

Purchase Price

   The purchase price payable by Avery is equal to (i) $2,710,000, plus any amounts loaned to us between May 29, 2001, and the closing date of the asset sale, payable in the form of cancellation of notes payable from Qorus to Avery and its subsidiaries; (ii) the payment by Avery to Qorus of five percent of the net after-tax income, if any, generated by the intelligent message communications service business to be acquired by Avery for a period of five years after the closing date of the asset sale (the "Earn Out"); and (iii) the assumption of certain future liabilities. The Earn Out shall be payable annually, within ninety days of the end of the calendar year.

   As of September 30, 2001, the total indebtedness to be cancelled was $3,728,500.

Representations and Warranties

  Qorus, TMT Holdings and Aelix

   Qorus, TMT Holdings and Aelix made customary representations and warranties in the asset purchase agreement relating to various aspects of their business and other matters, including, among other things:

    .  their organization, standing and authority;

    .  the validity and effectiveness of the asset purchase agreement;

    .  the absence of recent material changes or events;

    .  tax matters;

    .  title to their assets and real property leases;

    .  their contracts;

    .  litigation matters;

    . employee and related matters and compliance with the Employee Retirement Income Security Act of 1974;

    .  compliance with laws;

    .  labor matters;

    .  intellectual property matters;

    .  the sufficiency of their assets;

    .  the condition of the acquired assets;

    .  receivables;

    .  insurance;

    .  brokers' fees;

    .  suppliers;

    .  customers and resellers;

    . this information statement, including any amendments or supplements thereto, to be filed with the Securities and Exchange Commission, and the accuracy and completeness of the information contained therein; and

    .  state takeover statutes.

  Avery

   Avery made customary representations and warranties in the asset purchase agreement relating to various aspects of its business and other matters, including, among other things:

    .  its organization, standing and authority;

    .  the validity and effectiveness of the asset purchase agreement;

    .  broker's fees; and

    . the information supplied or to be supplied in connection with this information statement to be filed with the Securities and Exchange Commission and the accuracy and completeness of the information contained therein.

Agreements of Qorus, TMT Holdings and Aelix

   We have agreed to give Avery and its representatives full access to our offices and facilities and to furnish all information that is reasonably requested and to provide Avery with copies of all books, records and documents relating to the acquired assets and assumed liabilities.

   We have agreed, prior to the time the asset sale occurs, to operate our business in the ordinary course of business consistent with our past practices. We have also agreed not to take any of the following actions without Avery's prior consent:

    .  amend our organizational documents;

    . incur or assume any liabilities, obligations or indebtedness other than in the ordinary course of business;

    . acquire or agree to acquire any business or entity or make any capital expenditure;

    .  enter into a lease or renewal of a lease;

    .  pay or discharge any claims, liabilities or obligations;

    .  make or commit to make any loan or other extension of credit;

    . enter into any agreement, contract or commitment or amendment thereto that extends or limits our rights other than in the ordinary course of business;

    .  engage in any transaction other than in the ordinary course of business;

    .  settle or compromise any litigation or claim;

    . accelerate the billing or collection of the acquired assets or delay payments of the excluded liabilities;

    .  write down any material assets;

    . take any action that would reduce the value of the acquired intellectual property; or

    . commit or fail to do any act which will cause a breach of any agreement, contract or commitment which would have a material adverse effect on our business, financial condition or result of operations.

   We have agreed not to engage in any transaction or take any action that would cause any of our representations and warranties with respect to the transaction, to become untrue in any material respect. We have agreed to notify Avery of any material matters or events directly involving us that may adversely affect our business, operations, properties, assets or conditions.

   We have made additional agreements that are customary for a transaction of this nature, including, among other things, the following:

    . to keep confidential all non-public information relating to the business being acquired except as required by law; and

    . to obtain the written consent of the majority of our shareholders and prepare and file this information statement.

Mutual Agreements

   Qorus, TMT Holdings, Aelix and Avery have each agreed as follows:

    .  each party will waive compliance with all bulk transfer laws; and

    . each party will obtain the necessary consents, approvals and authorizations prior to the closing date of the asset sale.

Noncompetition

   We have agreed not to compete with Avery in the business to be acquired by Avery for a period of five years after the closing of the asset sale.

Indemnification

   We will indemnify Avery from any losses arising from or in connection with
(i) any failure of any representation or warranty of Qorus and its subsidiaries; (ii) any breach of any of their obligations; (iii) the excluded liabilities under the asset purchase agreement; or (iv) the operation or ownership of the excluded assets under the asset purchase agreement.

   Avery will indemnify us from any losses arising from or in connection with
(i) any failure of any representation or warranty of Avery; (ii) any breach of any of its obligations; (iii) the assumed liabilities under the asset purchase agreement; or (iv) operation of the acquired business after the closing.

Conditions Precedent to the Asset Sale

  Conditions to the Obligations of Avery

   Avery's obligation to effect the asset sale is subject to the satisfaction or waiver of the following conditions:

    . a majority of the shareholders of Qorus shall have approved the asset sale;

    . the representations and warranties of Qorus, TMT Holdings and Aelix contained in the asset purchase agreement are true and correct in all material respects;

    . Qorus, TMT Holdings and Aelix have performed or complied with all agreements and covenants required by the asset purchase agreement to be performed or complied with by them on or prior to the closing date;

    . there shall not be any pending or threatened suit, action or proceeding by any person that would restrain or prohibit the asset sale, limit the ownership of the business to be acquired by Avery, impose limitations on Avery's ability to own the acquired assets or prohibit Avery from effectively controlling the business to be acquired;

    . no law, regulation or order, whether temporary, preliminary or permanent, shall have been enacted or issued which would prohibit consummation of the asset sale or limit Avery's ownership or control of the business to be acquired;

    . all approvals and consents of all governmental authorities and third parties required to consummate the asset sale shall have been obtained;

    . no event shall have occurred that would have a material adverse effect on the business of Qorus and its subsidiaries; and

    . Avery shall have received a fairness opinion from ComStock, its independent valuation advisor, to the effect that the asset sale is fair to its shareholders, from a financial point of view.

  Conditions to Qorus', TMT Holdings' and Aelix's Obligations

   Qorus', TMT Holdings' and Aelix's obligation to effect the asset sale is subject to the satisfaction or waiver of the following conditions:

    .  the majority of our shareholders shall have approved the asset sale;

    . the representations and warranties of Avery contained in the asset purchase agreement are true and correct in all material respects;

    . Avery has performed or complied with all agreements and covenants required by the asset purchase agreement to be performed or complied with by Avery;

    . all approvals and consents of all governmental authorities and third parties required to consummate the asset sale shall have been received;

    . no law, regulation or order, whether temporary, preliminary or permanent, shall have been enacted or issued which would prohibit consummation of the asset sale or limit Avery's ownership or control of the business to be acquired; and

    . we shall have received a fairness opinion of ComStock, our independent valuation advisor, to the effect that the asset sale is fair to our shareholders, from a financial point of view.

Expenses

   All expenses incurred in connection with the asset sale will be paid by Avery.

Termination

   The asset purchase agreement may be terminated and the asset sale may be abandoned at any time prior to closing as follows:

    .  by mutual written consent of Qorus and Avery;

    . by either Qorus or Avery, if the asset sale has not been consummated on or before December 31, 2001; or

    .  by either Qorus or Avery, if:

       (1)either party breaches any covenant or agreement in the asset purchase agreement, which is not cured within thirty (30) days after notice of such breach;

       (2)the conditions to the obligation of either party are incapable of being satisfied and have not been waived; or

       (3)any injunction regarding the completion of the asset sale or operation of the business is in effect.

                 INTEREST OF EXECUTIVE OFFICERS AND DIRECTORS;
                        POTENTIAL CONFLICTS OF INTEREST

   Our Chairman, Patrick J. Haynes, III, beneficially owns, through Avery and its affiliates, approximately 45% of our common stock and, through Thurston Interests, LLC and its affiliates, approximately 31% of Avery's voting stock. Avery is a publicly held company and its common stock is traded on the OTC Bulletin Board.

   Mr. Haynes and Robert T. Isham, Jr., our two directors, are also two of Avery's five directors.

   Mr. Isham beneficially owns approximately 4% of our common stock and approximately 2% of Avery's voting stock.

   Mr. Haynes is also the senior managing director of Thurston Group, Inc., and Mr. Isham is a managing director of Thurston Group.
   Except for their respective security holdings of Qorus and Avery, neither Mr. Haynes nor Mr. Isham has any interest in the proposed sale of our assets to Avery.

   We are presently indebted to Thurston Interests, LLC, an affiliate of Mr. Haynes, in an amount of approximately $2.2 million, plus accrued interest, and such indebtedness will remain outstanding as a liability of Qorus after the sale of our assets to Avery.

   We presently have a financial advisory and consulting agreement with Thurston Group. Thurston Group has waived the receipt of any consideration for the sale of the assets to Avery, and we will not pay Thurston Group or any of its associated companies any fees or reimburse them for any expenses in connection with the sale of assets to Avery.

   Thurston Communications Corporation is a wholly owned subsidiary of Avery, and is not affiliated with Thurston Group or Thurston Interests, other than through Mr. Haynes' beneficial ownership of Avery's voting stock.

   As more fully described elsewhere in this information statement, Qorus has received the opinion from an independent valuation advisor that the proposed sale of asses to Avery as described in this information statement is fair, from a financial point of view, to the shareholders of Qorus. Avery has also received an opinion from the same independent valuation advisor that the proposed purchase of the assets of Qorus as described in this information statement is fair, from a financial point of view, to Avery's stockholders.

                 MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES

   Our management has concluded that there will be no tax consequences to our shareholders. We expect to realize a gain from the sale of the assets at a price in excess of their book value, but the gain will be substantially offset by accumulated tax loss carryforwards.

                               APPRAISAL RIGHTS

   Under Florida law, holders of our common stock are entitled to appraisal rights in connection with the proposed sale of assets described in this information statement.

   Any holder of our common stock who is considering exercising his or her appraisal rights is urged to review carefully the provisions of section
607.1320 of the Florida Business Corporation Act (a copy of which is attached as Appendix C to this information statement), particularly with respect to the procedural steps required to perfect the right of appraisal. The right of appraisal may be lost if the procedural requirements of section 607.1320 are not followed exactly. The following is a summary of the procedures relating to exercise of the right of appraisal, which should be read in conjunction with the full text of the applicable sections of section 607.1320.

   If proposed corporate action creating dissenters' rights under Florida law is effectuated by written consent without a meeting, as is the case with the proposed sale of our assets, we are required to deliver a copy of sections 607.1301, 607.1302, and 607.1320 of the Florida Business Corporation Act to each shareholder within 10 days after the date we received written consents without a meeting from the requisite number of shareholders necessary to authorize the action (the "shareholders' authorization date"). Such sections of the Florida Business Corporation Act are attached as Appendix C to this information statement. Also within 10 days after the shareholders' authorization date, we are required to give written notice of such authorization or consent to each shareholder, excepting any who consented in writing to the proposed sale of assets. THIS INFORMATION STATEMENT CONSTITUTES SUCH NOTICE TO THE HOLDERS OF OUR COMMON STOCK.

   Within 20 days after the giving of notice to him or her, any shareholder who elects to dissent must file with us a notice of such election, stating the shareholder's name and address, the number, classes, and series of shares as to which he or she dissents, and a demand for payment of the fair value of his or her shares. Any shareholder failing to file such election to dissent within the period set forth shall be bound by the terms of the proposed sale of assets. Any shareholder filing an election to dissent is required to deposit his or her certificates for certificated shares of Qorus common stock with us simultaneously with the filing of the election to dissent.

   Upon filing a notice of election to dissent, the shareholder shall thereafter be entitled only to payment as described below and shall not be entitled to vote or to exercise any other rights of a shareholder.

   A notice of election may be withdrawn in writing by the shareholder at any time before an offer is made by us to pay for his or her shares. After such offer, no such notice of election may be withdrawn unless we consent thereto. However, the right of such shareholder to be paid the fair value of his or her shares shall cease, and the shareholder shall be reinstated to have all his or her rights as a shareholder as of the filing of his or her notice of election to dissent.

   Within 10 days after the expiration of the period in which shareholders may file their notices of election to dissent, or within 10 days after the sale of assets is effected, whichever is later (but in no case later than 90 days from the shareholders' authorization date), we will make a written offer to each dissenting shareholder who has made demand as provided above to pay an amount we estimate to be the fair value for such shares.

   If within 30 days after the making of such offer any shareholder accepts the offer, payment for his or her shares will be made by us within 90 days after the making of such offer or the consummation of the proposed sale of assets, whichever is later. Upon payment of the agreed value, the dissenting shareholder shall cease to have any interest in such shares.

   If we fail to make such offer within the period specified therefor, or if it makes the offer and any dissenting shareholder or shareholders fail to accept the same within the period of 30 days thereafter, then we, within 30 days after receipt of written demand from any dissenting shareholder given within 60 days after the date on which the sale of assets was effected, shall, or at its election at any time within such period of 60 days may, file an action in any court of competent jurisdiction in Broward County, Florida, requesting that the fair value of such shares be determined. The court shall also determine whether each dissenting shareholder, as to whom we request the court to make such determination, is entitled to receive payment for his or her shares. If we fail to institute the proceeding, any dissenting shareholder may do so in the name of Qorus.

   All dissenting shareholders (whether or not residents of Florida), other than shareholders who have agreed with us as to the value of their shares, shall be made parties to the proceeding as an action against their shares. We shall serve a copy of the initial pleading in such proceeding upon each dissenting shareholder who is a resident of Florida in the manner provided by law and upon each nonresident dissenting shareholder either by registered or certified mail and publication or in such other manner as is permitted by law. The jurisdiction of the court is exclusive.

   All shareholders who are proper parties to the proceeding are entitled to judgment against us for the amount of the fair value of their shares.

   The court may, if it so elects, appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value.

   We will pay each dissenting shareholder the amount found to be due him or her within 10 days after final determination of the proceedings. The judgment may, at the discretion of the court, include a fair rate of interest, to be determined by the court. Upon payment of the judgment, the dissenting shareholder shall cease to have any interest in such shares.

   The costs and expenses of any such proceeding will be determined by the court and will be assessed against us, but all or any part of such costs and expenses may be apportioned and assessed as the court deems equitable against any or all of the dissenting shareholders who are parties to the proceeding and to whom we have made an offer to pay for the shares if the court finds that the action of such shareholders in failing to accept such offer was arbitrary, vexatious, or not in good faith. Such expenses shall include reasonable compensation for, and reasonable expenses of, the appraisers, but shall exclude the fees and expenses of counsel for, and experts employed by, any party. If the fair value of the shares, as determined, materially exceeds the amount which we offered to pay therefor, or if no offer was made, the court in its discretion may award to any shareholder who is a party to the proceeding such sum as the court determines to be reasonable compensation to any attorney or expert employed by the shareholder in the proceeding.

          SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

   The following table sets forth certain information regarding the beneficial ownership of our common stock held by each of our directors, by each of our five most highly compensated executive officers (as required by SEC rules), by each of our principal shareholders and by all of our directors and executive officers as a group. Except as noted, the persons named in the table below have sole voting and investment power over the shares. Information in the table is as of September 30, 2001.

                                                    Shares of Common Stock
                                                      Beneficially Owned
                                                    ----------------------
                                                                 Percent of
        Name and Address of Beneficial Owner         Number        Class
        ------------------------------------        ---------    ----------
    Patrick J. Haynes, III                          8,868,470(1)    44.9%
    90 South LaSalle Street, Suite 1710
    Chicago, IL 60603

    Thurston Interests, LLC                         5,104,337(2)    26.9%
    190 South LaSalle Street, Suite 1710
    Chicago, IL 60603

    George M. Middlemas                             4,106,697(3)    21.5%
    225 W. Washington Street, Suite 1450
    Chicago, IL 60606

    Apex Investment Fund III                        3,777,154       19.9%
    225 W. Washington Street, Suite 1450
    Chicago, IL 60606

    Thurston Communications Corporation             3,645,500(4)    18.6%
    190 South LaSalle Street, Suite 1710
    Chicago, IL 60603

    Thomson Kernaghan & Co., Ltd.                   1,320,000(5)     6.9%
    365 Bay Street
    Toronto, ON
    M5H2V2 Canada

    Robert T. Isham, Jr.                              755,195(6)     4.0%
    190 South LaSalle Street, Suite 1710
    Chicago, IL 60603

    Wesley N. Waite, Sr.                              188,466(7)     1.0%
    190 South LaSalle Street, Suite 1710
    Chicago, IL 60603

    All Executive Officers and Directors as a group 9,189,809(8)    45.9%

----------
(1)Includes 4,482,015 shares held of record by Thurston Interests, LLC, 2,558,000 shares held of record by Thurston Communications Corporation, 452,000 shares purchased by Thurston Communications Corporation but not yet issued by our transfer agent, 635,500 shares issuable upon the exercise of options within 60 days which are held by Thurston Communications Corporation, 18,633 shares held of record by Haynes Interests, LLC, 89,682 shares held of record by Thurston Capital, LLC, 147,387 shares held of record by Thurston Group, Inc., 105,253 shares held of record by Thurston Offshore Bridge Partners II, Ltd., 280,000 shares held of record by Customer Care & Technology Holdings, Inc. and 100,000 shares issuable upon the exercise of options within 60 days.

(2)Includes 89,682 shares held of record by Thurston Capital, LLC, 147,387 shares held of record by Thurston Group, Inc., 105,253 shares held of record by Thurston Offshore Bridge Partners II, Ltd. and 280,000 shares held of record by Customer Care & Technology Holdings, Inc.

(3)Includes 3,777,154 shares held of record by Apex Investment Fund III, 223,272 shares held of record by Apex Strategic Partners, LLC and 100,000 shares issuable upon the exercise of options within 60 days.

(4)Includes 635,500 shares issuable upon the exercise of options within 60 days.

(5)Includes 20,000 shares issuable upon the exercise of options within 60 days.

(6)Includes 89,682 shares held of record by Thurston Capital, LLC, 147,387 shares held of record by Thurston Group, Inc., 105,253 shares held of record by Thurston Offshore Bridge Partners II, Ltd., 280,000 shares held of record by Customer Care & Technology Holdings, Inc., 32,873 shares held of record by Robert T. Isham, Jr. Trust and 100,000 shares issuable upon the exercise of options within 60 days.

(7)Includes 188,466 shares issuable upon the exercise of options within 60 days.

(8)Includes 1,023,966 shares issuable upon the exercise of options within 60 days.

                      WHERE YOU CAN FIND MORE INFORMATION

   We file annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information we file at the SEC's public reference rooms in Washington, D.C., New York, New York and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. Our SEC filings are also available to the public from commercial document retrieval services and at the web site maintained by the SEC at "http://www.sec.gov."

   YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS INFORMATION STATEMENT. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS
INFORMATION STATEMENT. THIS INFORMATION STATEMENT IS DATED OCTOBER   , 2001.
YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THE INFORMATION STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN SUCH DATE, AND THE MAILING OF THIS INFORMATION STATEMENT TO SHAREHOLDERS SHALL NOT CREATE ANY IMPLICATION TO THE CONTRARY.

                                   Appendix A

                            Asset Purchase Agreement

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



                            ASSET PURCHASE AGREEMENT

                                     AMONG

                QORUS.COM, INC., TMT HOLDINGS, INC., AELIX, INC.


                                      AND

                           AVERY COMMUNICATIONS, INC.

                            DATED AS OF MAY 29, 2001



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                                                           Page
                                                                                                           ----
 ARTICLE I          DEFINITIONS...........................................................................   1
   SECTION 1.1      DEFINITIONS...........................................................................   1

 ARTICLE II         PURCHASE AND SALE OF THE BUSINESS.....................................................   8
   SECTION 2.1      PURCHASE AND SALE OF THE ACQUIRED ASSETS..............................................   8
   SECTION 2.2      TAX TREATMENT.........................................................................   8

 ARTICLE III        CLOSING; ASSUMPTION OF LIABILITIES....................................................   9
   SECTION 3.1      CLOSING...............................................................................   9
   SECTION 3.2      ASSUMPTION OF ASSUMED LIABILITIES.....................................................   9
   SECTION 3.3      EXCLUSION OF LIABILITIES..............................................................   9

 ARTICLE IV         CONDITIONS TO CLOSING.................................................................   9
   SECTION 4.1      CONDITIONS TO BUYER'S OBLIGATION......................................................   9
   SECTION 4.2      CONDITIONS TO PARENT AND SELLER'S OBLIGATION..........................................  11
   SECTION 4.3      FRUSTRATION OF CLOSING CONDITIONS.....................................................  12

 ARTICLE V          REPRESENTATIONS AND WARRANTIES OF PARENT AND SELLER...................................  12
   SECTION 5.1      ORGANIZATION, STANDING AND AUTHORITY..................................................  12
   SECTION 5.2      NO VIOLATION; CONSENTS AND APPROVALS..................................................  13
   SECTION 5.3      SEC DOCUMENTS; UNDISCLOSED LIABILITIES................................................  14
   SECTION 5.4      ABSENCE OF CHANGES OR EVENTS..........................................................  14
   SECTION 5.5      TAXES.................................................................................  15
   SECTION 5.6      TITLE TO ASSETS AND REAL PROPERTY LEASES..............................................  16
   SECTION 5.7      CONTRACTS.............................................................................  17
   SECTION 5.8      LITIGATION............................................................................  20
   SECTION 5.9      EMPLOYEE AND RELATED MATTERS; ERISA...................................................  20
   SECTION 5.10     COMPLIANCE WITH LAWS..................................................................  22
   SECTION 5.11     LABOR MATTERS.........................................................................  23
   SECTION 5.12     INTELLECTUAL PROPERTY, ETC............................................................  24
   SECTION 5.13     SUFFICIENCY OF ASSETS.................................................................  25
   SECTION 5.14     CONDITION OF ACQUIRED ASSETS..........................................................  25
   SECTION 5.15     RECEIVABLES...........................................................................  25
   SECTION 5.16     INSURANCE.............................................................................  25
   SECTION 5.17     BROKERS...............................................................................  25
   SECTION 5.18     SUPPLIERS.............................................................................  26
   SECTION 5.19     CUSTOMERS; RESELLERS..................................................................  26
   SECTION 5.20     DISCLOSURE DOCUMENTS..................................................................  26
   SECTION 5.21     STATE TAKEOVER STATUTES...............................................................  26

 ARTICLE VI         REPRESENTATIONS AND WARRANTIES OF BUYER...............................................  26
   SECTION 6.1      ORGANIZATION, STANDING AND AUTHORITY. BUYER...........................................  26
   SECTION 6.2      NO VIOLATION; CONSENTS AND APPROVALS..................................................  27
   SECTION 6.3      BROKERS...............................................................................  27
   SECTION 6.4      DISCLOSURE DOCUMENTS..................................................................  28

                                       i

                               TABLE OF CONTENTS

                                                                                                           Page
                                                                                                           ----

 ARTICLE VII        COVENANTS OF PARENT AND SELLER........................................................  28
   SECTION 7.1      ACCESS................................................................................  28
   SECTION 7.2      ORDINARY CONDUCT......................................................................  28
   SECTION 7.3      CONFIDENTIALITY.......................................................................  31
   SECTION 7.4      STOCKHOLDER ACTION BY WRITTEN CONSENT; PREPARATION OF THE PARENT INFORMATION STATEMENT  32
   SECTION 7.5      EXPENSES..............................................................................  32

 ARTICLE VIII       COVENANTS OF BUYER....................................................................  32

 ARTICLE IX         MUTUAL COVENANTS......................................................................  32
   SECTION 9.1      BUYER STOCKHOLDER APPROVAL............................................................  32
   SECTION 9.2      BULK TRANSFER LAWS....................................................................  33
   SECTION 9.3      CONSENTS; EXCLUDED CONTRACTS..........................................................  33
   SECTION 9.4      PUBLICITY.............................................................................  34
   SECTION 9.5      COMMERCIALLY REASONABLE EFFORTS.......................................................  34
   SECTION 9.6      FURTHER ASSURANCES....................................................................  34
   SECTION 9.7      TAX MATTERS...........................................................................  34
   SECTION 9.8      ACCOUNTS..............................................................................  35

 ARTICLE X          NONCOMPETITION........................................................................  35
   SECTION 10.1     NONCOMPETITION........................................................................  35

 ARTICLE XI         INDEMNIFICATION.......................................................................  36
   SECTION 11.1     INDEMNIFICATION BY PARENT AND SELLER..................................................  36
   SECTION 11.2     INDEMNIFICATION BY BUYER..............................................................  36
   SECTION 11.3     LOSSES NET OF INSURANCE...............................................................  37
   SECTION 11.4     TERMINATION OF INDEMNIFICATION........................................................  37
   SECTION 11.5     PROCEDURES RELATING TO THIRD PARTY AND DIRECT INDEMNIFICATION CLAIMS..................  37
   SECTION 11.6     INDEMNITY PAYMENTS....................................................................  39

 ARTICLE XII        TERMINATION...........................................................................  39
   SECTION 12.1     TERMINATION...........................................................................  39
   SECTION 12.2     OTHER TRANSACTION AGREEMENTS; MATERIAL TO BE RETURNED.................................  40
   SECTION 12.3     EFFECT OF TERMINATION.................................................................  41

 ARTICLE XIII       MISCELLANEOUS.........................................................................  41
   SECTION 13.1     ASSIGNMENT............................................................................  41
   SECTION 13.2     NO THIRD PARTY BENEFICIARIES..........................................................  41
   SECTION 13.3     AMENDMENTS............................................................................  41
   SECTION 13.4     CONSENTS AND APPROVALS................................................................  41
   SECTION 13.5     WAIVERS...............................................................................  42
   SECTION 13.6     SURVIVAL OF REPRESENTATIONS...........................................................  42
   SECTION 13.7     NOTICES...............................................................................  42

                               TABLE OF CONTENTS

                                                                                                           Page
                                                                                                           ----

   SECTION 13.8     EXHIBITS AND SCHEDULES; INTERPRETATION................................................  43
   SECTION 13.9     COUNTERPARTS..........................................................................  43
   SECTION 13.10    ENTIRE AGREEMENT......................................................................  43
   SECTION 13.11    SEVERABILITY..........................................................................  43
   SECTION 13.12    GOVERNING LAW.........................................................................  43

                                   SCHEDULES

Schedule 1.1(a)  Fixed Assets and Equipment
Schedule 1.1(b)  Credits and Prepaid Expenses
Schedule 1.1(c)  Acquired Intellectual Property
Schedule 1.1(d)  Permits
Schedule 1.1(e)  Assigned Contracts
Schedule 2.2     Purchase Price Allocation
Schedule 5.2     No Violation; Consents and Approvals
Schedule 5.4(a)  Absence of Changes or Events
Schedule 5.4(b)  Absence of Changes or Events
Schedule 5.5     Taxes
Schedule 5.6(a)  Title to Assets and Real Property Leases
Schedule 5.6(b)  Title to Assets and Real Property Leases
Schedule 5.7(a)  Contracts
Schedule 5.7(b)  Contracts
Schedule 5.8     Litigation
Schedule 5.9(a)  Employee and Related Matters; ERISA
Schedule 5.9(e)  Employee and Related Matters; ERISA
Schedule 5.10(a) Compliance with Laws
Schedule 5.10(b) Compliance with Laws
Schedule 5.11    Labor Matters
Schedule 5.12(a) Intellectual Property
Schedule 5.12(b) Intellectual Property
Schedule 5.16    Insurance
Schedule 5.18    Suppliers
Schedule 5.19    Customers; Resellers
Schedule 6.2     No Violation; Consents and Approvals
Schedule 7.2     Ordinary Conduct

                            ASSET PURCHASE AGREEMENT
                            ------------------------

     ASSET PURCHASE AGREEMENT (this "Agreement"), dated as of May 29, 2001, among Qorus.com, Inc., a Florida corporation ("Parent"), TMT Holdings, Inc., a Delaware corporation and a wholly owned subsidiary of Parent ("TMT"), Aelix, Inc., a Delaware corporation and a wholly owned subsidiary of Parent ("Aelix" and, collectively with TMT, "Seller"), and Avery Communications, Inc., a Delaware corporation ("Buyer").

     Buyer desires to purchase from Parent and Seller, and Parent and Seller desire to sell to Buyer, the Business (defined below) upon the terms and subject to the conditions of this Agreement.

     The Board of Directors of Parent, by resolution duly adopted, has declared that it deems the sale of the property and assets of Parent and Seller to Buyer to be expedient and for the best interests of Parent, and deems it advisable and in the best interests of its stockholders to consummate, and has approved, this Agreement and the transactions contemplated hereby on the terms and conditions set forth herein.

     Accordingly, the parties hereto hereby agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

     Section 1.1 DEFINITIONS. As used in this Agreement, the following terms
     -----------
shall have the following meanings:

     "Acquired A/R" shall mean all receivables constituting the right to receive payments in respect of goods or services arising out of or relating to the operation or conduct of the Business.

     "Acquired Assets" shall mean all the right, title and interest of Parent and Seller in all the businesses, properties, assets, goodwill and rights of Parent and Seller of whatever kind and nature, wherever located, real or personal, tangible or intangible, that are owned, controlled, leased or licensed by Parent and Seller and used, held for use or intended to be used in the operation or conduct of the Business other than the Excluded Assets, including (other than the Excluded Assets):

     (i)   subject to Section 9.1, the Acquired Intellectual Property;

     (ii) subject to Section 9.1, the Assigned Contracts, including any rights thereunder arising at or after the Closing;

     (iii) the Acquired A/R;

     (iv)  subject toSection 9.1, the Acquired Permits;

     (v) the Leased Real Property and the improvements and fixtures thereon, furniture and other appurtenances thereto;

     (vi) all equipment (including vehicles) and other tangible fixed assets that are listed on Schedule 1.1(a);

               (vii) all credits, prepaid expenses, deferred charges, advance payments, security deposits and other prepaid items that are listed on
          Schedule 1.1(b) used, held for use or intended to be used in, or that arise out of, the operation or conduct of the Business;

               (viii) all rights, claims and credits to the extent relating to the Business or to any Acquired Asset or any Assumed Liability, including all rights in and to products sold or leased (including products returned after the applicable Closing and rights of rescission, replevin and reclamation) in the operation or conduct of the Business and any rights, claims and credits arising under insurance policies and all guarantees, representations, warranties, indemnities and similar rights in favor of Parent or Seller to the extent relating to the Business or to any Acquired Asset or Assumed Liability;

               (ix) all goodwill generated by or associated with the Business;
          and

               (x) all customers' and suppliers' lists, sales and promotional literature, customer and supplier correspondence, manuals, files, data, papers, and other information, whether in hard copy or computer or other format, that are used, held for use or intended to be used, or that arise out of, the operation or conduct of the Business (collectively, the "Books and Records").

     "Acquired Intellectual Property" shall mean all right, title and interest of Parent and Seller in, to and under the Intellectual Property (including rights under licenses and settlement agreements) that is listed on Schedule 1.1(c).

     "Acquired Permits" shall mean all Permits listed on Schedule 1.1(d).

     "Affiliate" shall mean, with respect to any person, any other person directly or indirectly Controlling, Controlled by or under common Control with such first person.

     "Agreement" shall mean this Asset Purchase Agreement.

     "Asset Acquisition Statement" shall have the meaning ascribed to such term in Section 2.2(a).

     "Assigned Contract" shall mean the Contracts of Parent or Seller that are listed on Schedule 1.1(e).

     "Assumed Liabilities" shall mean (i) all obligations, liabilities and commitments under the Assigned Contracts arising after the date of the Closing, except obligations, liabilities or obligations arising out of any actual or alleged breach on or prior to the Closing Date by Parent or Seller of, or nonperformance on or prior to the Closing Date by Parent or Seller under, any Assigned Contract and (ii) those obligations, liabilities and commitments for operating expenses (such as telephone, utilities or payroll) incurred in the ordinary course of business during the thirty (30) day period immediately preceding the Closing Date.

     "Benefit Plans" shall have the meaning ascribed to such term in Section 5.9(a).

     "Books and Records" shall have the meaning ascribed to such term in the definition of "Acquired Assets".

     "Business" shall mean the intelligent message communications service business of Parent and Seller, including the research, development, manufacture, distribution, marketing, sale and service of intelligent message communications service systems.

     "Business Day" shall mean any day other than (a) a Saturday or Sunday, (b) any other day on which commercial banks in Chicago, Illinois are authorized or required by law to close.

     "Business Material Adverse Effect" shall mean any state of facts, change, development, event, occurrence, action or omission that individually or in the aggregate could reasonably be expected to (i) result in a material adverse effect on the business, assets, properties, financial condition or results of operations of the Business, taken as a whole, (ii) prevent or materially impede, interfere with, hinder or delay the consummation by Parent or Seller of the transactions contemplated by this Agreement or (iii) result in a material impairment on the ability of Buyer to continue operating the Business after the Closing in substantially the same manner as it was operated immediately prior to the date of this Agreement.

     "Business Net Income" shall mean the after-Tax income calculated in accordance with GAAP generated by the Business, after charging all appropriate cost of sales, selling, general and administrative expenses, whether direct or allocated. Allocations of Buyer's overhead, interest expense, income taxes and other expenses to the Business shall be made in the reasonable discretion of Buyer's Board of Directors.

     "Business Property" shall have the meaning ascribed to such term in Section 5.6(b).

     "Buyer" shall have the meaning ascribed to such term in the introductory paragraph of this Agreement.

     "Buyer Material Adverse Effect" shall mean any state of facts, change, development, event, occurrence, action or omission that could reasonably be expected to prevent or materially impede, interfere with, hinder or delay the consummation by Buyer of the transactions contemplated by this Agreement.

     "Buyer Stockholder Approval" shall have the meaning ascribed to such term in Section 9.1.

     "Closing" shall have the meaning ascribed to such term in Section 3.1.

     "Closing Date" shall mean the date on which the Closing shall occur.

     "Code" shall mean the Internal Revenue Code of 1986, as amended, and the Treasury Regulations promulgated thereunder.

     "Commonly Controlled Entity" shall have the meaning ascribed to such term in Section 5.9(a).

     "Competitive Activities" shall have the meaning ascribed to such term in
Section 10.1(a).

     "Contracts" shall mean any loan or credit agreement, note, bond, mortgage, indenture, benefit plan, deed of trust, license, lease, sublease, contract, purchase order commitment or agreement, written or unwritten.

     "Control" shall mean the power to direct the affairs of a person by reason of ownership of voting stock (or other similar equity interest), by contract or otherwise.

     "Controlling Party" shall have the meaning ascribed to such term in Section 11.5(a).

     "Direct Claim" shall have the meaning ascribed to such term in Section 11.5(b).

     "Due Date" shall have the meaning ascribed to such term in .Section 9.7(d)

     "Earn Out" shall have the meaning ascribed to such term in Section 2.1.

     "Environmental Law" shall mean all laws (including common law), rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any Governmental Entity, relating in any way to the environment, the preservation or reclamation or natural resources, the presence or handling of, or exposure to, hazardous substances, or to health and safety matters.

     "Environmental Permits" shall have the meaning ascribed to such term in
Section 5.10(b).

     "ERISA" shall have the meaning ascribed to such term in Section 5.9(a)

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     "Excluded Assets" shall mean all assets of Parent and Seller not specifically included in the definition of Acquired Assets and such assets shall not be sold, conveyed, assigned, transferred or delivered to Buyer pursuant to this Agreement.

     "Excluded Liabilities" shall mean:

               (a) any obligation, liability or commitment of whatever nature, whether presently in existence or arising hereafter, of Parent or Seller the assumption of which is not expressly provided for by this Agreement; and

               (b) (i)   any liability, obligation or commitment of Parent or
          Seller that arises out of or is associated with any Excluded Asset or any business of Parent or Seller, or that arises out of the ownership by, Parent or Seller of the Excluded Assets or is associated with the realization of the benefits of any Excluded Asset;

                   (ii) any liability, obligation or commitment of Parent or Seller to any of their respective Affiliates;

                   (iii) any liability, obligation or commitment of or relating to the Benefit Plans, or relating to any current or former officer, employee, independent contractor or director of Parent or Seller or their benefits or compensation, including the termination thereof;

                   (iv)  any liabilities for Excluded Taxes;

              (v) any indebtedness (other than ordinary course trade payables); and

              (vi) any liability, obligation or commitment arising under Environmental Law, which liability, obligation or commitment relates to or arises out of (A) any acts or omissions of Parent or Seller on or prior to the Closing, or (B) any facts, circumstances or conditions existing on or prior to the Closing relating to Hazardous Substances, including any management, disposal or arranging for disposal of Hazardous Substances by Parent or Seller or otherwise in connection with the Business or the Acquired Assets or activities or operations occurring or conducted in connection with any predecessor operations of the Business or otherwise.

     "Excluded Taxes" shall mean any liability, obligation or commitment for Taxes whether or not accrued, assessed or currently due and payable, (A) of Parent or Seller or (B) relating to the operation and ownership of the Business, the Acquired Assets or the Assumed Liabilities for any Pre-Closing Tax Periods and, except as otherwise provided in Section 9.8(a), any liability, obligation or commitment for Transfer Taxes. For purposes of this Agreement, in the case of any Straddle Period, (i) Property Taxes for the Pre-Closing Tax Period shall be equal to the amount of such Property Taxes for the entire Straddle Period multiplied by a fraction, the numerator of which is the number of days during the Straddle Period that are in the Pre-Closing Tax Period and the denominator of which is the number of days in the entire Straddle Period, and (ii) Taxes (other than Property Taxes) for the Pre-Closing Tax Period shall be computed as if such taxable period ended as of the close of business on the date of the Closing.

     "Exhibits" shall mean the exhibits to this Agreement.

     "Final Determination" shall mean, a "determination" as defined in Section 1313(a) of the Code or the execution of an Internal Revenue Service Form 870-AD.

     "GAAP" shall mean generally accepted accounting principles in effect from time to time in the United States of America.

     "Governmental Entity" shall have the meaning ascribed to such term in
Section 5.2(b).

     "Hazardous Substances" shall mean any (A) petroleum, petroleum products or byproducts or any other hydrocarbons, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, radon gas, chlorofluorocarbons or any other ozone-depleting substances; or (B) any chemical, material, substance, waste, pollutant or contaminant that is prohibited, limited or regulated by or pursuant to any Environmental Law.

     "Indemnified Party" shall have the meaning ascribed to such term in Section 11.5.

     "Injunction" shall have the meaning ascribed to such term in Section 4.1.

     "Intellectual Property" shall mean Software, trademarks, service marks, brand names, certification marks, trade dress, assumed names, domain names, trade names (including the name "Aelix") and other indications of origin, the goodwill associated with the foregoing and registrations in any jurisdiction of, and applications in any jurisdiction to register, the foregoing, including any extension, modification or renewal of any such registration or application; inventions, discoveries and ideas, whether patentable or not in any jurisdiction; patents, applications for patents (including divisions, provisionals, continuations, continuations in-part and renewal applications), and any renewals, extensions or reissues thereof, in any jurisdiction; non- public information, trade secrets, know-how, formulae, processes, procedures, research records, records of inventions, test information, market surveys, software and confidential information, whether patentable or not in any jurisdiction and rights in any jurisdiction to limit the use or disclosure thereof by any person; writings and other works, whether copyrightable or not in any jurisdiction; registrations or applications for registration of copyrights in any jurisdiction, and any renewals or extensions thereof; any similar intellectual property or proprietary rights; and any claims or causes of action (pending, threatened or which could be filed) arising out of or related to any infringement or misappropriation of any of the foregoing.

     "IRS" shall mean the Internal Revenue Service.

     "Leased Real Property" shall have the meaning ascribed to such term in
Section 5.6(b).

     "Liens" shall have the meaning ascribed to such term in Section 5.6(a)

     "Loss" shall have the meaning ascribed to such term in Section 11.1.

     "Multiemployer Plan" shall have the meaning ascribed to such term in
Section 5.9(b).

     "Non-Controlling Party" shall have the meaning ascribed to such term in
Section 11.5(a)(i).

     "Parent" shall have the meaning ascribed to such term in the introductory paragraph of this Agreement.

     "Parent Information Statement" shall have the meaning ascribed to such term in Section 5.2(b).

     "Parent SEC Documents" shall have the meaning ascribed to such term in
Section 5.3.

     "Parent Stockholder Consent" shall have the meaning ascribed to such term in Section 7.4.

     "Pension Plans" shall have the meaning ascribed to such term in Section 5.9(a).

     "Permits" shall have the meaning ascribed to such term in Section 5.10(a).

     "Permitted Liens" shall have the meaning ascribed to such term in Section 5.6(a).

     "Person" shall mean any natural person, corporation, limited liability company, partnership, joint venture, trust, business association, Governmental Entity or other entity.

     "Personnel" shall have the meaning ascribed to such term in Section
5.12(c).

     "Pre-Closing Tax Period" shall mean, any Tax period (or portion thereof) ending on or before the Closing Date.

     "Property Taxes" shall mean real, personal and intangible property taxes and similar ad valorem obligations.

     "Proxy Statement" shall have the meaning ascribed to such term in Section 9.1.

     "Purchase Price" shall have the meaning ascribed to such term in Section
2.1.

     "Real Property Leases" shall have the meaning ascribed to such term in
Section 5.6(b).

     "Release" shall mean any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, disposing, depositing, dispersing, emanating, or migrating of any Hazardous Substances into or through the environment.

     "Representatives" shall have the meaning ascribed to such term in Section 7.1(a)

     "Restricted Assets" shall have the meaning ascribed to such term in Section 9.1.

     "Return" shall mean any return, statement, report or form, including in each case any amendments thereto, required to be filed with any Taxing Authority by or with respect to Taxes of the Business.

     "Schedules" shall mean the schedules to this Agreement.

     "SEC" shall mean the Securities and Exchange Commission.

     "Seller" shall have the meaning ascribed to such term in the introductory paragraph of this Agreement.

     "Software" shall mean all types of computer software programs, including operating systems, application programs, software tools, firmware and software imbedded in equipment, including both object code and source code. The term "Software" shall also include all written or electronic data, documentation, and materials that explain the structure or use of Software or that were used in the development of Software or are used in the operation of the Software including logic diagrams, flow charts, procedural diagrams, error reports, manuals and training materials, look-up tables and databases.

     "Straddle Period" shall mean, any complete Tax period that includes but does not end on the Closing Date.

     "Subsidiary" of any person shall mean any other person (i) more than 50% of whose outstanding shares or securities representing the right to vote for the election of directors or other managing authority of such other person are, now or hereafter, owned or Controlled, directly or indirectly, by such first person, but such other person shall be deemed to be a Subsidiary only so long as such ownership or Control exists, or (ii) which does not have outstanding shares or securities with such right to vote, as may be the case in a partnership, joint venture or unincorporated association, but more than 50% of whose ownership interest representing the right to make the decisions for such other person is, now or hereafter, owned or Controlled, directly or indirectly, by such first person, but such other person shall be deemed to be a Subsidiary only so long as such ownership or Control exists.

     "Tax" shall mean all income, profits, franchise, gross receipts, capital, net worth, sales, use, withholding, turnover, value added, ad valorem, registration, general business, employment, social security, disability, occupation, real property, personal property (tangible and intangible), stamp, transfer (including real property transfer or gains), conveyance, severance, production, excise and other taxes, withholdings, duties, levies, imposts, license and registration fees and other similar charges and assessments (including any and all fines, penalties and additions attributable to or otherwise imposed on or with respect to any such taxes, charges, fees, levies or other assessments, and interest thereon) imposed by or on behalf of any Governmental Entity.

     "Tax Claim" shall have the meaning ascribed to such term in Section 11.5(a)(ii)

     "Taxing Authority" shall mean any governmental or regulatory authority, body or instrumentality exercising any authority to impose, regulate or administer the imposition of Taxes.

     "Third Party Claim" shall have the meaning ascribed to such term in Section 11.5(a).

     "Transaction Agreements" shall mean this Agreement and all other agreements executed in connection herewith including, without limitation, any and all bills of sale, assignments or other instruments of transfer or conveyance, and any and all assumption agreements and other instruments of assumption.

     "Transfer Taxes" shall have the meaning ascribed to such term in Section 9.7(a).

                                   ARTICLE II
                       PURCHASE AND SALE OF THE BUSINESS

   Section 2.1     PURCHASE AND SALE OF THE ACQUIRED ASSETS.  On the terms and
   -----------
subject to the conditions of this Agreement, each of Parent and Seller shall sell, convey, transfer, assign and deliver to Buyer, and Buyer shall purchase from Parent and Seller, the Acquired Assets, free and clear of any Liens (other than Permitted Liens), for a purchase price (the "Purchase Price") equal to (i) $2,980,000, plus any amounts loaned between the date hereof and the Closing Date, payable in the form of cancellation of notes payable of Parent and Seller to Buyer or its Subsidiaries, (ii) the payment by Buyer to Parent of five percent (5%) of the Business Net Income for a period of five (5) years following the Closing Date (the "Earn Out") and (iii) the assumption of the Assumed Liabilities as provided in Section 3.2. The Earn Out shall be payable annually, within ninety (90) days of the end of the calendar year. Buyer may carry forward any net losses from any year to offset future Business Net Income, but in no event shall Parent be required to refund any Earn Out amounts previously paid.

   Section 2.2     TAX TREATMENT.
   -----------

          (a) Buyer, Parent and Seller recognize their mutual obligations pursuant to Section 1060 of the Code to timely file IRS Form 8594 (the "Asset Acquisition Statement") with each of their respective Federal income tax returns. Buyer and Seller shall mutually agree upon the allocation of the Purchase Price in a manner consistent with Schedule 2.2 and the provisions of Section 1060 of the Code, which allocation shall be revised from time to time to reflect any adjustment to the Purchase Price required by this Agreement or otherwise by applicable law. Buyer, Parent and Seller agree that, to the extent that the Purchase Price is so adjusted, Buyer, Parent and Seller, for all Tax purposes (including for purposes of completing Form 8594) shall allocate such adjustment to the item or items to which it is principally attributable.

                    (b) Except as otherwise required pursuant to a Final
               Determination, Buyer, Parent and Seller agree to be bound by and act in accordance with the allocations of the Purchase Price set forth in Schedule 2.2 for all Tax purposes, including for purposes of any Returns, including any forms or reports (including IRS Form 8594) required to be filed pursuant to
               Section 1060 of the Code or any comparable provision of local, state or foreign law, to refrain from taking any position inconsistent with any such Return or Schedule 2.2, and to cooperate in the preparation of, and to timely file, any such forms or reports required to be filed pursuant to Section 1060 or any such comparable provision in the manner required by applicable law.

                                  ARTICLE III
                       CLOSING; ASSUMPTION OF LIABILITIES

   Section 3.1     CLOSING.  The closing (the "Closing") of the purchase and
   -----------
sale of the Acquired Assets shall be held at 10:00 a.m. on September 30, 2001, or as soon as practicable following the satisfaction or waiver of the conditions set forth in Section 4.1 and Section 4.2(excluding those conditions intended to be satisfied at such Closing). The Closing shall take place at the offices of Winstead Sechrest & Minick P.C., 5400 Renaissance Tower, 1201 Elm Street, Dallas, Texas 75270 or at such other location as may be designated by Buyer, subject to Parent's consent (which shall not be unreasonably withheld or delayed). At the Closing, Parent and Seller shall cause to be delivered to Buyer all bills of sale, assignments and other instruments of transfer or conveyance as may be required under applicable law or as Buyer may reasonably request to transfer to Buyer the Acquired Assets.

   Section 3.2     ASSUMPTION OF ASSUMED LIABILITIES.  At the Closing, Buyer
   -----------
shall deliver to Parent or Seller all assumption agreements and other instruments as may be required under applicable law or reasonably requested by Parent to effect the assumption of the Assumed Liabilities; PROVIDED that the terms of such instruments shall not result in an increase in the obligations of Buyer beyond those expressly set forth in this Agreement.

   Section 3.3     EXCLUSION OF LIABILITIES.  Notwithstanding any provision of
   -----------
this Agreement to the contrary, the Excluded Liabilities are excluded from the Assumed Liabilities and Buyer shall not assume or be liable for any Excluded Liability, and all Excluded Liabilities shall be retained by and shall be obligations and commitments of Parent and Seller.

                                   ARTICLE IV
                             CONDITIONS TO CLOSING

   Section 4.1     CONDITIONS TO BUYER'S OBLIGATION.  The obligation of Buyer to
   -----------
consummate the Closing is subject to the satisfaction (or waiver by Buyer) as of the Closing Date of the following conditions:

               (i)   The Buyer Stockholder Approval shall have been obtained.

               (ii)  The Parent Stockholder Consent shall have been obtained.

               (iii) The representations and warranties of Parent and Seller in this Agreement (without regard to any qualifications therein as to materiality or Business Material Adverse Effect) shall be true and correct, in each case as of the date of this Agreement and as of the date of the Closing as though made on such date (or, in the case of each representation and warranty which expressly speaks as of an earlier date, as of the earlier date as of which such representation and warranty speaks), unless the failure of such representations and warranties to be true and correct, individually or in the aggregate, could not reasonably be expected to have a Business Material Adverse Effect. Each of Parent and Seller shall have delivered to Buyer a certificate on its behalf dated the Closing Date, and signed by an authorized officer or other signatory representing and confirming that the foregoing condition has been satisfied.

          (iv) Each of Parent and Seller shall have performed, in all material respects all covenants, obligations and agreements required to be performed or complied with by Parent or Seller, as the case may be, by the time of the Closing. Each of Parent and Seller shall have delivered to Buyer a certificate on its behalf dated the Closing and signed by an authorized officer or other signatory representing and confirming that the foregoing condition has been satisfied.

          (v) There shall not be pending or threatened any suit, action or proceeding by any person that has a reasonable likelihood of success (A) seeking to restrain or prohibit the acquisition by Buyer or any of its Subsidiaries of any of the Acquired Assets or the Business or seeking to obtain from Buyer or any of its Subsidiaries any damages that are material (individually or in the aggregate) in relation to the value of the Business, taken as a whole, (B) seeking to prohibit or limit the ownership or operation by Buyer or any of its Subsidiaries of any material portion of the business or assets of Buyer or any of its material Subsidiaries or the Business, or to compel Buyer or any of its Subsidiaries to dispose of or hold separate any material portion of the business or assets of Buyer or any of its Subsidiaries or the Business, in each case as a result of any of the transactions contemplated by this Agreement, (C) seeking to impose limitations on the ability of Buyer or any of its Subsidiaries to acquire or hold, or exercise full rights of ownership of, the Acquired Assets or
     (D) seeking to prohibit Buyer or any of its Subsidiaries from effectively controlling in any material respect the Business.

          (vi) No action shall have been taken, or any statute, rule, regulation or order shall have been enacted or entered or deemed applicable to the transactions contemplated by this Agreement, and no temporary restraining order or preliminary or permanent injunction or other order (each, an "Injunction") shall have been issued by any Governmental Entity, (A) granting any of the relief referred to in clauses (A) through (D) of Subsection (v) above or (B) which otherwise could reasonably be expected to have a Business Material Adverse Effect.

          (vii) All material (individually or in the aggregate) authorizations, consents, Permits, orders or approvals of, or declarations or filings with, or expirations of waiting periods imposed by, any Governmental Entity reasonably necessary in connection with the consummation of the Closing shall have been obtained or made.

               (viii) All material (individually or in the aggregate) consents, waivers, authorizations and approvals of any person necessary to transfer all of the Acquired Assets (other than with respect to Assigned Contracts) to Buyer (without regard to the effect of, or any reference to, Section 9.1) or otherwise shall have been duly obtained and shall be in full force and effect on the Closing Date.

               (ix) Since the date of this Agreement, there shall not have occurred any state of facts, change, development, event, occurrence, action or omission that individually or in the aggregate could reasonably be expected to result in a Business Material Adverse Effect. Each of Parent and Seller shall have delivered to Buyer a certificate on its behalf dated the Closing Date, and signed by an authorized officer or other signatory representing and confirming that the foregoing condition has been satisfied.

               (i) Buyer shall have received the opinion of ComStock Valuation Advisors, Inc. to the effect that, as of the Closing Date, the acquisition by Buyer of the Acquired Assets as contemplated by this Agreement is fair to the stockholders of Buyer from a financial point of view.

   Section 4.2  CONDITIONS TO PARENT AND SELLER'S OBLIGATION. The obligation of
   -----------
each of Parent and Seller to consummate the Closing is subject to the satisfaction (or waiver by Parent and/or Seller, as applicable) as of the Closing Date of the following conditions:

               (i)  The Parent Stockholder Consent shall have been obtained.

               (ii) The representations and warranties of Buyer in this Agreement (without regard to any qualifications therein as to materiality or Buyer Material Adverse Effect) shall be true and correct, in each case as of the date of this Agreement and as of the Closing Date as though made on such date (or, in the case of each representation and warranty which expressly speaks as of an earlier date, as of the earlier date as of which such representation and warranty speaks, unless the failure of such representations and warranties to be true and correct, individually or in the aggregate, could not reasonably be expected to have a Buyer Material Adverse Effect. Buyer shall have delivered to Parent and Seller a certificate on behalf of Buyer dated the Closing Date and signed by an authorized officer of Buyer representing and confirming that the foregoing condition has been satisfied.

               (iii) Buyer shall have performed in all material respects all covenants, obligations and agreements required by this Agreement to be performed or complied with by Buyer, by the time of the Closing. Buyer shall have delivered to Parent and Seller a certificate on behalf of Buyer dated the Closing Date and signed by an authorized officer of Buyer representing and confirming that the foregoing condition has been satisfied.

               (iv) All material (individually or in the aggregate) authorizations, consents, Permits, orders or approvals of, or declarations or filings with, or expirations of waiting periods imposed by, any Governmental Entity reasonably necessary in connection with the consummation of the Closing shall have been obtained or made.

               (v) There shall not be pending or threatened any suit, action or proceeding by any Governmental Entity that has a reasonable likelihood of success (A) seeking to restrain or prohibit the disposition by Parent or Seller of any of the Acquired Assets or the Business or (B) seeking to obtain from Parent or Seller any damages to the extent relating to the transactions contemplated by this Agreement that are material (individually or in the aggregate) in relation to the value of Parent and Seller, taken as a whole

               (vi) No statute, rule, regulation or order shall have been enacted or entered or deemed applicable to the transactions contemplated by this Agreement which has the effect of prohibiting the consummation of any of such transactions and no Injunction shall have been issued by any Governmental Entity prohibiting any of the transactions contemplated by this Agreement.

               (ii) Parent shall have received the opinion of ComStock Valuation Advisors, Inc. to the effect that, as of the Closing Date, the Purchase Price is fair to Parent from a financial point of view.

     Section 4.3 FRUSTRATION OF CLOSING CONDITIONS. None of Buyer, Parent or
     -----------
Seller may rely on the failure of any condition set forth in this Article IV to be satisfied if such failure was caused by such party's failure to act in good faith or to use its commercially reasonable efforts, as and to the extent required by Section 9.3, to cause the Closing to occur.

                                   ARTICLE V
               REPRESENTATIONS AND WARRANTIES OF PARENT AND SELLER

     Each of Parent and Seller hereby jointly and severally represents and warrants to Buyer as follows:

     Section 5.1 ORGANIZATION, STANDING AND AUTHORITY. PARENT AND SELLER. Parent
     -----------
is a corporation duly incorporated, validly existing and in good standing under the laws of Florida. Each Seller is a corporation duly incorporated, validly existing and in good standing under the laws of Delaware. Each of Parent and Seller has all requisite corporate power and authority to conduct the Business in the United States of America as it is currently conducted and to own, lease or operate the assets and properties used in connection therewith. Parent is the holder of all of the issued and outstanding capital stock of each Seller. Each of Parent and Seller is duly authorized, qualified or licensed to do business as a foreign corporation and is in good standing in every jurisdiction wherein, by reason of the nature of the Business or the character of the Acquired Assets, such qualification is necessary or desirable, except for failures to be so authorized, qualified, licensed or in good standing which, individually or in the aggregate, could not reasonably be expected to have a Business Material Adverse Effect. Subject, in the case of the sale of the property and assets of Parent and Seller to Buyer pursuant to this Agreement, to Parent obtaining the Parent Stockholder Consent, each of Parent and Seller has all requisite corporate power and authority to enter into this Agreement to which it is a party, to comply with the terms of such Transaction Agreements and to consummate the transactions contemplated thereby. All corporate acts and other proceedings required to be taken by each of Parent and Seller to authorize the execution, delivery and performance of the Transaction Agreements to which it is a party and the consummation of the transactions contemplated thereby have been duly and properly taken, subject, in the case of the sale of the property and assets of Parent and Seller to Buyer pursuant to this Agreement, to Parent obtaining the Parent Stockholder Consent. The
Board of Directors of Parent, by resolution duly adopted, has declared the sale of such property and assets to Buyer to be expedient and for the best interests of Parent, and deems it advisable and in the best interests of its stockholders to consummate, and has approved, the Transaction Agreements and the transactions contemplated thereby on the terms and conditions set forth in the Transaction Agreements. Each of the Transaction Agreements to which each of Parent and Seller is a party has been duly executed and delivered by it and constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws affecting creditors' rights generally from time to time in effect and to general principles of equity, including concepts of materiality, reasonableness, good faith and fair dealing regardless of whether considered in a proceeding in equity or at law).

     Section 5.2 NO VIOLATION; CONSENTS AND APPROVALS.
     -----------

          (a) Except as set forth on Schedule 5.2, the execution and delivery of this Agreement by each of Parent and Seller does not, and the execution and delivery by each of Parent and Seller of the other Transaction Agreements to which it is a party and the consummation of the transactions contemplated thereby and compliance with the terms thereof will not, (i) conflict with or result in any violation of any provision of the certificate or articles of incorporation or by-laws of Parent or Seller,
     (ii) conflict with, result in a violation or breach of, or constitute a default (with or without notice or lapse of time or both), or give rise to any right of, or result in, a termination, right of first refusal, amendment, revocation, cancellation or acceleration, or loss of material benefit, or to increased, guaranteed, accelerated or additional rights or entitlements of any person, or result in the creation of any Lien on any asset or in or upon any property of Parent or Seller under, any Contract or Permit to which Parent or Seller is a party, except for any such conflict, violation, breach, default, loss, right, entitlement or Lien which, individually or in the aggregate, could not reasonably be expected to have a Business Material Adverse Effect, or (iii) conflict with or result in a violation of, or give rise to the loss of a material benefit, or result in the creation of any Lien on any asset or any property of the Parent or Seller under, any judgment, order, decree, writ, injunction, statute, law, ordinance, rule or regulation applicable to Parent or Seller or to the property or assets of Parent or Seller, except for any such conflict, violation, loss or Lien which, individually or in the aggregate, could not reasonably be expected to have a Business Material Adverse Effect.

          (b) Except as set forth on Schedule 5.2, no consent, approval, license, Permit, order, authorization of, registration, declaration or filing with, or notice to, any domestic or foreign court, administrative or regulatory agency or commission or other governmental authority or instrumentality (whether local, municipal, provincial, Federal or otherwise) (each, a "Governmental Entity") is required to be obtained or made by or with respect to Parent or Seller in connection with the execution and delivery of the Transaction Agreements or the consummation of the transactions contemplated thereby or compliance with the terms thereof, other than (i) the filing by Parent with the SEC of an information statement relating to the Parent Stockholder Consent
     (the "Parent Information Statement"), and (ii) such other consents, approvals, licenses, permits, orders, authorizations, registrations, declarations or filings the failure of which to be obtained or made could not reasonably be expected, individually or in the aggregate, to have a Business Material Adverse Effect.

     Section 5.3 SEC DOCUMENTS; UNDISCLOSED LIABILITIES. Parent has filed all
     -----------
required reports, schedules, forms, statements and other documents with the SEC since December 4, 1999 (including all filed reports, schedules, forms, statements and other documents whether or not required, the "Parent SEC Documents"). As of their respective dates, the Parent SEC Documents complied in all material respects with the requirements of the Securities Act of 1933, as amended, or the Exchange Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to such Parent SEC Documents, and, with respect to any matter relating to the Business, none of the Parent SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Except to the extent that information contained in any Parent SEC Document has been revised or superseded by a later filed Parent SEC Document which was filed and publicly available prior to the date of this Agreement, with respect to any matter relating to the Business, none of the Parent SEC Documents contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of Parent included in the Parent SEC Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with GAAP (except, in the case of unaudited statements, as permitted by Form 10-Q of the SEC) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present the consolidated financial position of Parent and its consolidated Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end adjustments). Except for exceptions to the following which, individually or in the aggregate, could not reasonably be expected to have a Business Material Adverse Effect, neither Parent nor any of its Subsidiaries has any liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) required by GAAP to be recognized or disclosed on a consolidated balance sheet of Parent and its consolidated Subsidiaries or in the notes thereto and which are not so recognized or disclosed.

     Section 5.4 ABSENCE OF CHANGES OR EVENTS. Except as set forth on Schedule
     -----------
5.4(a), since December 31, 2000, there has been no set of facts, change, development, event, effect, condition or occurrence which, individually or in the aggregate, has had or could reasonably be expected to constitute a Business Material Adverse Effect. Since December 31, 2000, as of the date of this Agreement, Parent and Seller have carried on the Business in the ordinary course of business consistent with past practice. Since December 31, 2000, except as set forth on Schedule 5.4(b), as of the date of this Agreement neither Parent nor Seller has, in each case insofar as the Business is concerned:

                    (i) failed to pay any creditor any amount arising from the operation of the Business owed to such creditor when due, other than good faith disputes reserved against in accordance with GAAP and trade payables arising in the ordinary course of business and not past due more than 45 days;

          (ii) failed to discharge or satisfy any Lien on any of the Acquired Assets other than Permitted Liens;

          (iii) permitted, allowed or suffered any Acquired Asset to become subjected to any Lien of any nature whatsoever other than Permitted Liens;

          (iv) sold, leased, licensed or otherwise disposed of any of the assets of the Business (or entered into any contract to do any of the foregoing), except obsolete or worn out equipment sold in the ordinary course of business consistent with past practice which was not otherwise material (individually or in the aggregate) to the Business or canceled any material indebtedness or waived any material claims or rights of material value;

          (v) disposed of any material Intellectual Property used, or held for use, or intended to be used, in the conduct or operation of the Business or allowed any material rights with respect to such Intellectual Property to lapse for a period of 180 days prior to the applicable Closing;

          (vi) defaulted on any material obligation relating to the conduct or operation of the Business;

          (vii) granted any allowances or discounts outside the ordinary course of business consistent with past practice;

          (viii) changed the employee compensation and benefits structure of the Business in a manner that adversely affects in a material (individually or in the aggregate) respect the cost structure of the Business, taken as a whole;

          (ix) incurred or assumed any liabilities, obligations or indebtedness or guaranteed any such liabilities, obligations or indebtedness, other than in the ordinary course of business, in each case, with respect to the Business;

          (x) suffered any damage, destruction or loss, whether or not covered by insurance, that, individually or in the aggregate, could reasonably be expected to have a Business Material Adverse Effect;

          (xi) effected any material write down of any of the material assets of the Business; or

          (xii) entered into any agreement or made any commitment to do any of the foregoing.

   Section 5.5  TAXES.  Except as set forth on Schedule 5.5, (a) none of the
   -----------
Acquired Assets is "tax exempt use property" within the meaning of Section 168(h) of the Code; (b) none of the Acquired Assets is a lease made pursuant to
Section 168(f)(8) of the Internal Revenue Code of 1954; (c) neither Parent nor Seller nor any of their respective Affiliates has made with respect to Parent or Seller, or any assets of the Business any consent under Section 341 of the

Code; (d) none of the Acquired Assets to be transferred by persons other than U.S. persons (as defined in Section 7701(a)(30) of the Code) is a "United States Real Property Interest" as defined in Section 897 of the Code; (e) no Liens (other than Permitted Liens) for material Taxes have been filed and no material claims for Taxes have been asserted in writing with respect to the Business, the Acquired Assets or the Assumed Liabilities; (f) Parent and Seller and any affiliated group, within the meaning of Section 1504 of the Code, of which Parent or Seller is or has been a member, (i) has filed or caused to be filed in a timely manner (within any applicable extension periods) all material Tax returns, reports and forms required to be filed by the Code or by applicable state, local or foreign Tax laws and (ii) all Taxes due on such returns, reports and forms have been timely paid in full or will be timely paid in full by the due date thereof; (g) none of Parent or Seller has been a member of an affiliated group, within the meaning of Section 1504 of the Code, filing a consolidated Federal income tax return (other than a group the common parent of which was Parent); and (h) none of Parent or Seller has any liability for the Taxes of any Person (other than any of Parent or Seller) under Regulation
Section 1.1502-6 (or any similar provision of state, local, or foreign law) or pursuant to any tax allocation or sharing agreement.

     Section 5.6  TITLE TO ASSETS AND REAL PROPERTY LEASES.
     -----------

          (a) Either Parent or Seller has good and valid title to, or, with respect to real property and interests in real property, a leasehold interest in, all the Acquired Assets, in each case free and clear of all mortgages, liens, options, charges, easements, leases, subleases, title defects, security interests, charges, claims, rights of first refusal, options and encumbrances of any kind ("Liens") except (i) those disclosed on Schedule 5.6(a), (ii) mechanics', carriers', workmen's, repairmen's or other similar liens arising or incurred in the ordinary course of business,
     (iii) conditional sales contracts (covering personalty and equipment, but not real property) and equipment leases entered into in the ordinary course of business, (iv) Liens for Taxes, assessments and other governmental charges which are not due and payable or which may thereafter be paid without penalty and (v) other Liens which do not impair the continued use and operation of any Acquired Asset in the conduct of the Business (the items described in clauses (i) through (v) above are hereinafter referred to collectively as "Permitted Liens"). None of the Liens described in clauses (i) through (v), individually or in the aggregate, materially impairs, or could reasonably be expected to materially impair, the continued use and operation of the Acquired Assets (other than immaterial Acquired Assets) to which they relate in the conduct of the Business as presently conducted. This Section 5.6(a)does not relate to matters with respect to Real Property Leases, which are the subject of Section 5.6(b) below.

         (b) Schedule 5.6(b) sets forth a complete list of all leases, subleases and occupancy agreements (collectively, as same may have been amended or supplemented, "Real Property Leases") and also identifies real property and interests in real property leased by Parent or Seller and used, held for use or intended to be used in the operation or conduct of the Business (individually, a "Leased Real Property"), and identifies each of the Real Property Leases by date thereof (as well as the dates of any amendments, modifications and supplements thereto), the original parties thereto (and, in the event of any assignments, the current parties thereto), the expiration date of the term thereof, and whether any unexercised, extant renewal option(s) exist thereunder (and, in the event that any of the Real Property Leases are subleases, identifies the underlying prime leases), and identifies any nondisturbance agreements, reciprocal easement or operating agreements relating thereto. True, correct and complete descriptions of any easements and copies of the Real Property Leases and any operating agreements and any other instruments and agreements identified in Schedule 5.6(b) have been delivered to Buyer. Each of the Real Property Leases, and each such instrument and agreement, is in full force and effect, and, except as set forth on Schedule 5.6(b), neither (as applicable) Parent nor Seller, or party to or beneficiary of such instrument and agreement, nor, to the knowledge of Parent or Seller, any of the other parties thereto, has received or given any notice of default thereunder which is extant (i.e., same was not cured or waived within the applicable grace period), and, to the knowledge of Parent or Seller, no event has occurred which, with the giving of notice or the passage of time, or both, would constitute a material default by Parent or Seller under any Real Property Lease or under any such instrument and agreement. Parent or Seller has good and valid title to the leasehold estates under the Real Property Leases in all Leased Property (such Leased Property being sometimes referred to herein, individually, as a "Business Property"), in each case free and clear of all Liens, except the following Liens: (i) such as are set forth in Schedule 5.6(b),
(ii) leases, subleases and similar agreements set forth in Schedule 5.7, (iii) easements, covenants, rights-of-way and other similar restrictions of record and
(i) (A) zoning, building and other similar restrictions, (B) Liens that have been placed by any developer, landlord or other third party on property over which Parent or Seller has easement rights or on any Leased Property and subordination or similar agreements relating thereto and (C) unrecorded easements, covenants, rights-of-way and other similar restrictions. None of the items set forth in clauses (i) through (iv) above, individually or in the aggregate, materially impairs, or could reasonably be expected to materially impair, the continued use and operation of the Leased Real Property to which they relate in the conduct of the Business as presently conducted.

Section 5.7  CONTRACTS.
-----------

     (a) Except as set forth on the subsection of Schedule 5.7(a), referencing the subsection of this Section 5.7(a) set forth below, there is no Contract that constitutes or contains an Acquired Asset or an Assumed Liability that is:

          (i) a Contract providing for future performance in consideration of amounts previously paid;

          (ii) a Contract that is material, individually or in the aggregate, to the Assigned Contracts, taken as a whole, and that provides for future performance with materially less than the standard charges to be due for such performance or with materially lower than standard profit margins, in each case measured as of the date on which such Contract was entered into;

          (iii) a Contract falling within a category for which Parent or Seller has standard form agreements (as such form agreements existed on the date on which such Contract was entered, which form agreements have been made available to Buyer) that deviates from such standard form agreements in a manner that (A) materially increases the actual or potential liabilities or costs of Parent or Seller or (B) materially limits the actual or potential rights or benefits of Parent or Seller, in each case as compared to those which would have arisen if there had been no such deviation from the relevant standard form agreement;

     (iv) a Contract granting the other party or any third person "most favored nation" status;

     (v) a Contract pursuant to which following the Closing would limit the ability of Buyer to compete with any person or to engage in any activity or business, or pursuant to which any benefit is required to be given or lost as a result of so competing or engaging;

     (vi) a Contract providing for "exclusivity" or under which Parent or Seller is restricted, or which after the Closing would restrict Buyer, or any of its Affiliates, with respect to distribution, marketing, development or manufacture;

     (vii) a license or franchise granted by Parent or Seller pursuant to which Parent or Seller has agreed to provide any third party with access to source code or to provide for source code to be put in escrow or to refrain from granting license or franchise rights to any other person;

     (viii) a Contract providing for liquidated damages;

     (ix) a Contract granting a third party any license to Intellectual Property that is not limited to the internal use of such third party other than any such Contract with a value added reseller or a distributor entered into in the ordinary course of business consistent with past practice;

     (x) a Contract that guarantees a result or commits to performance levels;

     (xi) a Contract which (A) has aggregate future sums due from Parent or Seller in excess of $50,000 and is not terminable by Parent or Seller for a cost of less than $25,000 or (B) is otherwise material to the Business as presently conducted;

     (xii) a Contract providing for payments of royalties to third parties that is not terminable on 90 days or less notice;

     (xiii) an employment agreement or employment Contract that is not terminable at will by Parent or Seller or both without any penalty and without any obligation of Parent or Seller to pay severance or other amounts other than base salary, accrued commissions, on-target earnings, vacation pay and legally mandated benefits;

     (xiv) (A) an employee collective bargaining agreement or other Contract with any labor union, (B) a plan, program or a Contract that provides for the payment of bonus, severance, termination or similar type of compensation or benefits upon the termination or resignation of any employee of the Business or
(C) a plan, program or Contract that provides for medical or life insurance benefits for former employees of the Business or for current employees of the Business upon their retirement from, or termination of employment with, the Business (other than health coverage continuation provided under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended);

     (xv) a Contract providing for confidential treatment by the Parent or Seller of third party information other than non-disclosure agreements entered into by the Parent or Seller in the ordinary course of business consistent with past practice;

     (xvi) a Contract under which Parent or Seller has (A) incurred any indebtedness for borrowed money that is currently owing or (B) given any guarantee of any such indebtedness;

     (xvii) a Contract creating or granting a Lien (including Liens upon properties acquired under conditional sales, capital leases or other title retention or security devices);

     (xviii) a Contract (A) that contains a prohibition on the assignment of all or any portion thereof by Parent or Seller to any other person (without regard to any exception permitting assignments to Subsidiaries or Affiliates) or (B) that the consummation of any of the transactions contemplated by the Transaction Agreements or the execution and delivery or effectiveness of the Transaction Agreements will conflict with, result in a violation or breach of, or constitute a default under (with or without notice or lapse of time or both), or give rise under such Contract to any right of, or result in, a termination, right of first refusal, amendment, revocation, cancellation or acceleration, or loss of material benefit, or to increased, guaranteed, accelerated or additional rights or entitlements of any person;

     (xix) except to the extent included in the preceding subparagraph (xviii) a Contract that requires consent, waiver, approval or authorization of or notice to a third party in the event of or with respect to the consummation of any of the transactions contemplated by the Transaction Agreements or the execution and delivery or effectiveness of the Transaction Agreements;

     (xx) a Contract containing (whether in the Contract itself or by operation of law) any provisions dealing with a "change of control" or similar event with respect to the Parent or Seller or all or any part of the Business which would apply in any way to the Business, the Acquired Assets or Buyer following the Closing, in each case to the extent such provision(s) would apply to the consummation of the transactions contemplated by the Transaction Agreements;

     (xxi) a Contract with (A) any shareholder of Parent, (B) any Affiliate of Parent or Seller or of any shareholder of Parent or Seller or (C) any director, officer or employee of Parent or Seller or of any Affiliate of Parent or Seller (other than (A) employment agreements otherwise covered above, offer letters of at will employment or benefit plans or (B) invention assignments, confidentiality agreements or nondisclosure agreements for the benefit of Parent or Seller);

     (xxii) a Contract not containing a waiver of incidental, consequential, punitive and special damages in favor of Parent or Seller (and their respective assignees) in all circumstances;

               (xxiii) a Contract entered into in the last five years in connection with the settlement or other resolution of any suit, claim, action, investigation or proceeding; and

               (xxiv)  a Contract not made in the ordinary course of business.

          (b) Except as set forth on Schedule 5.7(b) or for exceptions which could not reasonably be expected to be material, individually or in the aggregate, to such Assigned Contract, each Assigned Contract is valid, binding and in full force and effect and is enforceable by Parent or Seller, as applicable, in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws affecting creditors' rights generally from time to time in effect and to general principles of equity, including concepts of materiality, reasonableness, good faith and fair dealing regardless of whether considered in a proceeding in equity or at law). Except as set forth on Schedule 5.7(b), Parent and Seller have performed in all material respects all obligations required to be performed by them under the Assigned Contracts, and no event has occurred that would render them (with or without the lapse of time or the giving of notice, or both) in breach in any material respect or default thereunder and, to the knowledge of Parent and Seller as of the date hereof, no event has occurred that would render any other party to an Assigned Contract (with or without the lapse of time or the giving of notice, or both) in breach in any material respect or default thereunder. Neither Parent nor Seller has, except as disclosed on
     Schedule 5.7(b), received any written notice of the intention of any party to terminate any Assigned Contract or that any party considers that Parent or Seller is in breach in any material respect or default thereunder or in potential breach in any material respect or default thereunder. Complete and correct copies of all the Assigned Contracts identified on Schedule 5.7(a), together with all modifications and amendments thereto to the date of this Agreement, have been made available to Buyer.

     Section 5.8 LITIGATION. Schedule 5.8 sets forth a complete and correct list
     -----------
of all claims, actions, suits or judicial, administrative and regulatory proceedings or investigations pending or, to the knowledge of Parent and Seller, threatened by or against Parent or Seller affecting the Business or the Acquired Assets (i) which involves an amount in controversy in excess of $50,000, (ii) which, as of the date hereof, seeks material injunctive relief, (iii) which may give rise to any legal restraint on or prohibition against or limit the material benefits to Buyer of the transactions contemplated by the Transaction Agreements or (iv) which if resolved in accordance with plaintiff's demands could reasonably be expected to have a Business Material Adverse Effect. There is no injunction, order, judgment, writ or decree to which Parent or Seller is a party or subject to, or in default under which, individually or in the aggregate, could reasonably be expected to have a Business Material Adverse Effect. This
Section 5.8 does not relate to matters with respect to Taxes, which are the subject of Section 5.5, or Acquired Intellectual Property, which are the subject of Section 5.12.

     Section 5.9  EMPLOYEE AND RELATED MATTERS; ERISA.
     -----------

     (a) Schedule 5.9(a) contains a true and complete list of all "employee welfare benefit plans" (as defined in Section 3(1) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), "employee pension benefit plans" (as defined in Section 3(2) of ERISA) ("Pension Plans") and any other bonus, pension, profit-sharing, deferred compensation, incentive compensation, stock ownership, stock purchase, stock appreciation, restricted stock, stock option, phantom stock, performance, retirement, thrift, savings, stock bonus, cafeteria, paid time-off, perquisite, fringe benefit, vacation, severance, disability, death benefit, hospitalization, medical, welfare benefit or other plan, program, policy, arrangement or understanding, and each employment, consulting, deferred compensation, severance, termination or indemnification agreements or arrangements but expressly excluding any governmental plan or program that requires mandatory payment of social insurance taxes or similar contributions to a governmental fund with respect to wages of any employee (collectively, "Benefit Plans") that are maintained or contributed to or required to be maintained or contributed to by Parent or Seller or any person or entity that, together with Parent or Seller, is treated as a single employer (a "Commonly Controlled Entity") under Section 414(b), (c), (m) or (o) of the Code or Section 4001 of ERISA. Parent and Seller have made available to Buyer true, correct and complete copies of (1) each such Benefit Plan, (3) the most recent summary plan description or similar document for each such Benefit Plan for which such summary plan description is required or was otherwise provided to plan participants or beneficiaries and (4) each trust agreement and insurance annuity contract relating to any such Benefit Plan. Each Benefit Plan has been administered in accordance with its terms. Parent and Seller and all the Benefit Plans are in substantial compliance in all material respects with all applicable provisions of ERISA and the Code and all other applicable laws.

               (b) (i) No Benefit Plan is a "multiemployer plan" (as such term is defined in Section 3(37) of ERISA (a "Multiemployer Plan"), (ii) no Pension Plan is subject to Title IV of ERISA, (iii) each Pension Plan intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the Internal Revenue Service, and no such letter has been revoked, nor has revocation been threatened, nor has any such Plan been amended since the date of its most recent letter in any respect that would adversely affect its qualification or increase its costs, and (iv) there is no pending, or to the knowledge of Parent and Seller, threatened litigation relating to the Benefit Plans.

               (c) (i) None of Parent, Seller, any officer of Parent or Seller or any of the Benefit Plans which are subject to ERISA, including the Pension Plans, any trusts created thereunder or any trustee or administrator thereof, has engaged in a "prohibited transaction" (as such term is defined in Section 406 of ERISA or Section 4975 of the
          Code) or any other breach of fiduciary responsibility that could reasonably be expected to subject Parent, Seller, or any officer of Parent or Seller to the Tax or penalty on prohibited transactions imposed by such Section 4975 or to any liability under Section 502(i) or 502(l) of ERISA, (ii) none of such Benefit Plans and trusts has been terminated, nor has there been any "reportable event" (as that term is defined in Section 4043 of ERISA) for which the 30-day reporting requirement has not been waived with respect to any Benefit Plan during the last five years, and no notice of a reportable event will be required to be filed in connection with the transactions contemplated by this Agreement, (iii) neither Parent nor Seller has incurred a "complete withdrawal" or a "partial withdrawal" (as such terms are defined in Sections 4203 and 4205, respectively, of ERISA) since the effective date of such Sections 4203 and 4205 with respect to any Multiemployer Plan, and (iv) all contributions and premiums required to be made under the terms of any Benefit Plan as of the date hereof have been timely made.

          (d) With respect to any Benefit Plan that is an employee welfare benefit plan, (i) no such Benefit Plan is unfunded or funded through a "welfare benefit fund" (as such term is defined in Section 419(e) of the Code), (ii) each such Benefit Plan that is a "group health plan" (as such term is defined in Section 5000(b)(1) of the Code), complies with the applicable requirements of Section 4980B(f) of the Code and (iii) each such Benefit Plan may be amended or terminated without liability to Parent or Seller. Neither Parent has any obligations for retiree health and life benefits under any Benefit Plan.

          (e) Except as set forth on Schedule 5.9(e), neither the execution and delivery of this Agreement nor the obtaining of the Parent Stockholder Consent nor the consummation of the transactions contemplated by this Agreement will (x) entitle any Covered Employee to severance pay, (y) accelerate the time of payment or vesting or trigger any payment or funding (through a grantor trust or otherwise) of compensation or benefits under, increase the amount payable or trigger any other obligation pursuant to, any of the Benefit Plans in respect of any Covered Employee or (z) result in any breach or violation of, or a default under, any of the Benefit Plans.

          Section 5.10 COMPLIANCE WITH LAWS.
          ------------

          (a) Except for exceptions to the following which, individually or in the aggregate, could not reasonably be expected to have a Business Material Adverse Effect, the Business has in effect all certificates, permits, licenses, franchises approvals, qualifications, registrations, certifications, and other similar authorizations from any Governmental Entity ("Permits") that are necessary or desirable for the conduct of the Business as currently conducted and the ownership of the assets and the properties of the Business. The Permits that are material (individually or in the aggregate) to the Business or the Acquired Assets, in each case taken as a whole, are set forth on Schedule 5.10(a). Parent and Seller have complied and are in compliance in all material respects with all existing laws, rules, regulations, Permits, ordinances, orders, judgments, writs, injunctions, statutes and decrees applicable to the existence, condition (financial or otherwise), operations, properties, assets or business of the Business and no condition or state of facts exists that could reasonably be expected to give rise to a violation of, or a material liability or default under, any of the foregoing. The execution and delivery of this Agreement by each of Parent and Seller does not, and the execution and delivery by each of Parent and Seller of the other Transaction Agreements to which it is a party and the consummation of the transactions contemplated hereby and thereby and compliance with the terms hereof and thereof are not reasonably likely to cause the revocation or cancellation of any such Permit, except for such revocations or cancellations that, individually or in the aggregate, could not reasonably be expected to be material (individually or in the aggregate) to the Business. Neither Parent nor Seller has received any written communication during the past two years from any person that alleges that the Business is not in compliance in all material respects with, or is subject to any liability under, any existing laws, rules, regulations, Permits, ordinances, orders, judgments, writs, injunctions, statutes or decrees applicable to the existence, condition (financial or otherwise), operations, properties, assets or business of the Business or relating to the revocation or modification of any material Permit. Except as set forth on Schedule 5.10(a), neither Parent nor Seller has received any written notice that any investigation or review by any Governmental Entity is pending with respect to any of the Acquired Assets or the Business or that any such investigation or review is contemplated.

          This Section 5.10(a) does not relate to matters with respect to Taxes, which are the subject of Section 5.5, labor matters, which are the subject of Section 5.11, Intellectual Property, which are the subject of Section 5.12 or environmental matters, which are the subject of Section 5.10(b).

               (b) Except as set forth on Schedule 5.10(b),

                    (i) the Business is in compliance in all material respects with all Environmental Laws;

                    (ii) the Business holds and is in compliance in all material respects with all Permits required under Environmental Laws ("Environmental Permits");

                    (iii) neither Parent nor Seller has received any written
               communication that alleges that the Business is subject to liability under Environmental Laws;

                    (iv) neither Parent nor Seller is subject to, with respect to the Business or Acquired Assets, any judgment, decree or order relating to compliance with any Environmental Law or to any investigation, remediation, reclamation, Release or monitoring of, or in connection with, any Hazardous Substance;

                    (v) no Lien has been attached, asserted or, to the knowledge of Parent or Seller, threatened, to or against any of the Leased Real Property pursuant to any Environmental Law;

                    (vi) there has been no treatment, storage, disposal,
               arrangement for disposal or Release of any Hazardous Substance in, on, at or under any property in connection with the Business or the Acquired Assets at any time that could reasonably be expected to result in liability under Environmental Law;

                    (vii) with respect to the Business and the Acquired Assets, neither Parent nor Seller has received an information request regarding, or has been named a potentially responsible party for, any Federal National Priorities List site (as defined under Environmental Law) or any other site under analogous state or foreign law; and

                    (viii) there are not now, and to the knowledge of Parent or
               Seller, there never have been, any aboveground or underground storage tanks at, on or under any of the Leased Real Property.

     Section 5.11 LABOR MATTERS. Except as set forth in Schedule 5.11, (i) there
     ------------
is not any pending or threatened, and during the past 12 months there has not been any, labor dispute or strike, work stoppage or lockout with respect to the Business; (ii) neither Parent nor Seller is engaged in any unlawful labor practice in connection with the conduct of the Business; (iii) there are not any unfair labor practice charges against Parent or Seller pending before the National Labor Relations Board or any similar sovereign, state or local agency in connection with the conduct of the Business; and (iv) there are not any proceedings in connection with the conduct of the Business pending before the Equal Employment Opportunity Commission or any similar foreign, state or local agency responsible for the prevention of unlawful employment practices, in the case of each of clauses (i), (ii), (iii) and (iv) above which is material (individually or in the aggregate) to the Business.

     Section 5.12  INTELLECTUAL PROPERTY, ETC.
     ------------

          (a) Schedule 1.1(c) sets forth a true and complete list of all Acquired Intellectual Property organized, where applicable, under categories labeled "software", "patents", "trademarks" and "copyrights." With respect to all Acquired Intellectual Property that is registered or subject to an application for registration, Schedule 5.12(a) sets forth a list of all jurisdictions in which such Acquired Intellectual Property is registered or registrations applied for and all registration and application numbers. Except as set forth in Schedule 5.12(a), (i) all the Acquired Intellectual Property consisting of patents, trademarks or copyrights has been duly registered in, filed in or issued by the appropriate Governmental Entity where such registration, filing or issuance is necessary or desirable for the conduct of the Business as presently conducted and all necessary affidavits of continuing use have been filed and all necessary maintenance fees have been paid to continue all rights in effect, (ii) Parent or Seller is the sole and exclusive owner of, and Parent and Seller have the right to use, execute, reproduce, display, perform, modify, enhance, distribute, prepare derivative works of and to make, have made, sell, convey, transfer or assign, without payment to any other person, all the Acquired Intellectual Property and the consummation of the transactions contemplated by the Transaction Agreements do not and will not conflict with, alter or impair any such rights, and (iii) during the past 3 years neither Parent nor Seller has received any written or oral communication from any person asserting any ownership interest in any Acquired Intellectual Property. All of the Acquired Intellectual Property is merchantable and fit for its intended purpose. All of the software (including any data) included in the Acquired Intellectual Property is free of viruses and other harmful code and none of such software (including any data) contains any material (individually or in the aggregate) errors, bugs or defects.

          (b) Except as set forth on Schedule 5.12(b) or except for any such license entered into in the ordinary course of business consistent with past practice, neither Parent or Seller has granted any license of any kind relating to the Acquired Intellectual Property or the marketing or distribution thereof. Neither Parent nor Seller is bound by or a party to any option, license or similar Contract relating to the Intellectual Property of any other person for the use of such Acquired Intellectual Property in the conduct of the Business, except as set forth in Schedule 5.12(b) and except for "shrink-wrap" license agreements relating to computer software licensed in the ordinary course of the Business. Neither the Acquired Intellectual Property nor the conduct of the Business as presently conducted violate, conflict with or infringe in any material respect the Intellectual Property of any other person. No claims are pending or, to the knowledge of Parent and Seller, threatened, against Parent or Seller by any person with respect to the ownership, validity or enforceability or use in the Business of any Intellectual Property and (ii) during the past 3 years Parent nor Seller has received any written communication alleging that Parent or Seller has in the conduct of the Business violated any rights relating to Intellectual Property of any person.

          (c) All Acquired Intellectual Property has been maintained in confidence in accordance with protection procedures customarily used in the industry to protect rights of like importance. All former and current members of management and key personnel of the Business, including all former and current employees, agents, consultants and independent contractors who have contributed to or participated in the conception and development of the Acquired Intellectual Property (collectively, "Personnel"), have executed and delivered to Parent or Seller a proprietary information agreement restricting such person's right to disclose proprietary information of Parent and Seller and assigning all rights in the Acquired Intellectual Property to Parent or Seller, and waiving all moral rights in any works in which moral rights may exist. No former or current Personnel has filed, asserted or, to the knowledge of Parent or Seller, threatened any claim against Parent or Seller in connection with such person's involvement in the conception and development of any of the Acquired Intellectual Property. None of the current employees of Parent or Seller has any patents issued or applications pending for any device, process, design or invention of any kind now used or needed by Parent or Seller in the furtherance of the Business, which patents or applications have not been assigned to Parent or Seller.

          (d) To the knowledge of Parent or Seller, no person is infringing or otherwise violating any right of Parent or Seller in any material respect with respect to any Intellectual Property owned by or licensed to Parent or Seller.

     Section 5.13  SUFFICIENCY OF ASSETS.  The Acquired Assets, comprise all the
     ------------
assets primarily employed by Parent or Seller in connection with the Business. The Acquired Assets are sufficient for the conduct of the Business immediately following the Closing in substantially the same manner as currently conducted and there are no assets which are material to the conduct of the Business as currently conducted other than the Acquired Assets.

     Section 5.14 CONDITION OF ACQUIRED ASSETS. The Acquired Assets are in
     ------------
normal operating condition and repair (ordinary wear and tear and immaterial defects excluded).

     Section 5.15  RECEIVABLES.  All the Acquired A/R (a) represent actual
     ------------
indebtedness or other obligations incurred by the applicable account debtors and
(b) have arisen from bona fide transactions in the ordinary course of the Business. As of the date of this Agreement, all the Acquired A/R, to the knowledge of Parent and Seller, are good and collectible at the aggregate recorded amounts thereof, net of any applicable reserves for doubtful accounts reflected on the financial statements included in the Parent SEC Documents.

     Section 5.16  INSURANCE.  Parent or Seller maintain policies of fire and
     ------------
casualty, liability and other forms of insurance with respect to the Business in such amounts, with such deductibles and against such risks and losses as are customary for businesses such as the Business. The insurance policies maintained by Parent and Seller with respect to the Business are listed in
Schedule 5.16. All such policies are in full force and effect, all premiums due and payable thereon have been paid, and no notice of cancellation or termination has been received with respect to any such policy which has not been replaced on substantially similar terms prior to the date of such cancellation. There is no claim pending under any such policies as to which coverage has been questioned, denied or disputed. Such insurance is of the type and in the amounts customarily carried by persons conducting businesses similar to the Business.

     Section 5.17 BROKERS. No broker, investment banker, financial advisor or
     ------------
other person is entitled to any broker's, finder's, financial advisor's or other similar fee or commission in connection with the Transaction Agreements or the transactions contemplated thereby based upon arrangements made by or on behalf of Parent or Seller.

   Section 5.18 SUPPLIERS. Except for the suppliers named in Schedule 5.18, as
   ------------
of the date of this Agreement, the Business has not purchased, from any single supplier, goods or services for which the aggregate purchase price exceeds 5% of the total amount of goods and services purchased by the Business during its most recent full fiscal year. Except as set forth in Schedule 5.18, between March 31, 2001 and the date of this Agreement, there has not been (i) any material adverse change in the business relationship of the Business with any supplier of merchandise named in Schedule 5.18 or (ii) any change in any material term (including credit terms) of the supply agreements or related arrangements with any such supplier.

   Section 5.19 CUSTOMERS; RESELLERS. Except for the customers and resellers
   ------------
named in Schedule 5.19, as of the date of this Agreement the Business does not have any customer or reseller to whom it made more than 5% of its sales during its most recent full fiscal year. Except as set forth in Schedule 5.19, between March 31, 2001 and the date of this Agreement, there has not been (i) any material adverse change in the business relationship of the Business with any customer or reseller named in Schedule 5.19 or (ii) any change in any material term (including credit terms) of the sales agreements or related agreements with any such customer or reseller. During the past three years preceding the date of this Agreement, neither Parent nor Seller has received any written customer complaint concerning the products and services of the Business, nor have they had any such products returned by a purchaser thereof, other than complaints and returns made in the ordinary course of business that, individually or in the aggregate, could not reasonably be expected to have a Business Material Adverse Effect.

   Section 5.20 DISCLOSURE DOCUMENTS. The Parent Information Statement and any
   ------------
amendments or supplements thereto will, when filed, comply as to form in all material respects with the applicable requirements of the Exchange Act. At the time the Parent Information Statement and the Proxy Statement or any amendments or supplements thereto, first mailed to the stockholders of Parent and Buyer, respectively, the Parent Information Statement and the Proxy Statement, as supplemented or amended, if applicable, will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties contained in this
Section 5.20 will not apply to statements or omissions included in the Parent Information Statement based upon information furnished to Parent by Buyer specifically for use therein.

   Section 5.21 STATE TAKEOVER STATUTES. No state takeover statute or similar
   ------------
statute or regulation applies to the execution and delivery by Parent and Seller of the Transaction Agreements or the consummation by Parent and Seller of the transactions contemplated by the Transaction Agreements in accordance with the Transaction Agreements.

                                   ARTICLE VI
                     REPRESENTATIONS AND WARRANTIES OF BUYER

   Buyer hereby represents and warrants to Parent and Seller as follows:

   Section 6.1 ORGANIZATION, STANDING AND AUTHORITY. BUYER. Buyer is a
   ------------
corporation duly incorporated, validly existing and in good standing under the laws of

Delaware. Buyer has all requisite corporate power and authority to enter into the Transaction Agreements to which it is a party and to consummate the transactions contemplated thereby. All corporate acts and other proceedings required to be taken by Buyer to authorize the execution, delivery and performance of the Transaction Agreements to which it is a party and the consummation of the transactions contemplated thereby have been duly and properly taken. Each of the Transaction Agreements to which Buyer is a party has been duly executed and delivered by Buyer and constitutes the legal, valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws affecting creditors' rights generally from time to time in effect and to general principles of equity, including concepts of materiality, reasonableness, good faith and fair dealing regardless of whether considered in a proceeding in equity or at law).

     Section 6.2  NO VIOLATION; CONSENTS AND APPROVALS.
     -----------

          (a) Except as set forth on Schedule 6.2, the execution and delivery of this Agreement by Buyer does not, and the execution and delivery by Buyer of the other Transaction Agreements to which it is a party and the consummation of the transactions contemplated hereby and thereby and compliance with the terms hereof and thereof will not, (i) conflict with or result in any violation of any provision of the certificate of incorporation or by-laws of Buyer, (ii) conflict with, result in a violation or breach of, or constitute a default (with or without notice or lapse of time or both), or give rise to any right of termination, right of first refusal, amendment, revocation, cancellation or acceleration, or loss of material benefit, or to increased, guaranteed, accelerated or additional rights or entitlements of any person or result in the creation of any Lien on any asset or any property of Buyer under any Contracts or Permit, to which Buyer or any other Purchasing Company is a party, except for any such conflict, violation, breach, default, loss or right, entitlement or Lien which, individually or in the aggregate, could not reasonably be expected to result in a Buyer Material Adverse Effect or (iii) conflict with or result in a violation of, or give rise to the loss of a material benefit or result in the creation of any Lien on any asset or property of Buyer under, any judgment, order, decree, writ, injunction, statute, law, ordinance, rule or regulation applicable to Buyer or to the property or assets of Buyer, except for any such conflict, violation, loss or Lien which, individually or in the aggregate, could not reasonably be expected to have a Buyer Material Adverse Effect.

          (b) Except as set forth on Schedule 6.2, no consent, approval, license, permit, order or authorization of, registration, declaration or filing with, or notice to, any Governmental Entity is required to be obtained or made by or with respect to Buyer in connection with the execution and delivery of the Transaction Agreements or the consummation of the transactions contemplated thereby, other than (i) such consents, approvals, licenses, permits, orders, authorizations, registrations, declarations or filings the failure of which to be obtained or made could not reasonably be expected to have, individually or in the aggregate, a Buyer Material Adverse Effect.

     Section 6.3  BROKERS.  No broker, investment banker, financial advisor or
     -----------
other person is entitled to any broker's, finder's, financial advisor's or other similar fee or commission in connection with the Transaction Agreements or the transactions contemplated thereby based upon arrangements made by or on behalf of Buyer or any of its Subsidiaries.

     Section 6.4  DISCLOSURE DOCUMENTS.  The written information with respect to
     -----------
Buyer and any of its Subsidiaries that Buyer furnishes to Parent specifically for use in the Parent Information Statement will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading at the time such Parent Information Statement, or any amendment or supplement thereto, is first mailed to the stockholders of Parent.

                                  ARTICLE VII
                         COVENANTS OF PARENT AND SELLER

     Each of Parent and Seller covenants and agrees as follows:

     Section 7.1  ACCESS.
     -----------

          (a) Prior to the Closing, Parent and Seller shall give Buyer and its employees, counsel, accountants, investment bankers and other representatives and advisors (collectively, "Representatives") full access upon reasonable advance notice and during normal business hours to all offices and other facilities used in the Business and to all books, records, agreements, documents, information, personnel, data and files to the extent relating to the Business, and during such period shall furnish to the Representatives any information concerning the Business as they may reasonably request (including, to the extent practicable, by electronic means). No investigation by Buyer or any of its Subsidiaries and no other receipt of information by Buyer or its Subsidiaries shall operate as a waiver or otherwise affect any representation or warranty of Parent or Seller or any covenant or other provision in this Agreement.

          (b) After the Closing, Parent and Seller will give Buyer and its Subsidiaries and their Representatives reasonable access, during normal business hours and upon reasonable notice, to all books, documents, information, data, files and other records relating to (i) the operation of the Business prior to such Closing, (ii) the Acquired Assets or (iii) the Assumed Liabilities, and to furnish copies thereof, which Buyer or its Subsidiaries or their Representatives reasonably request, including in connection with claims, proceedings, actions, investigations, audits and other regulatory or legal proceedings involving (x) the operation of the Business after such Closing, (y) the Acquired Assets or (z) the Assumed Liabilities, and Parent and Seller shall furnish reasonable assistance (at Buyer's expense) (including access to personnel) to Buyer and its Subsidiaries and their Representatives in connection with such claims and other proceedings. Parent and Seller shall not destroy any such records prior to the seventh anniversary of the Closing, and in any event will not destroy or permit the destruction of any such records without providing Buyer with notice detailing the contents of such records, and providing Buyer with the opportunity to obtain such records, at least 60 days prior to the destruction thereof.

     Section 7.2  ORDINARY CONDUCT.
     -----------

          (a) Except for matters set forth in Schedule 7.2 or otherwise expressly permitted or required by the terms of this Agreement, from the date of this Agreement to the Closing, Parent and Seller shall conduct the Business in the usual, regular and ordinary course consistent with past practice and use all commercially reasonable efforts to keep intact the Business, and preserve the relationships of the Business with customers, suppliers, licensors, licensees, distributors, resellers and others with whom the Business deals to the end that the Business and the goodwill of the Business shall be unimpaired at the Closing. Prior to the Closing, Parent and Seller shall not take any action that would, or that could reasonably be expected to, result in any of the conditions set forth in Article IV not being satisfied. In addition (and without limiting the generality of the foregoing), during such period prior to the Closing, except as set forth in Schedule 7.2 or otherwise expressly permitted by the terms of this Agreement, Parent and Seller shall not in each case insofar as the Business is concerned:

          (i) amend any certificate of incorporation, by-laws or other similar governing instrument of any Subsidiary the equity or other ownership interests of which are included in the Acquired Assets;

          (ii) incur or assume any liabilities, obligations or indebtedness or guarantee any such liabilities, obligations or indebtedness, other than in the ordinary course of business and consistent with past practice;

          (iii) (A) acquire or agree to acquire by merging or consolidating with, or by purchasing a substantial portion of the assets of, or by any other manner, any business or any corporation, company, partnership, limited liability company, trust, joint venture, business association or other business organization or division thereof or otherwise acquire any assets that are material (individually or in the aggregate) to the Business or (B) make or incur or commit to make or incur any capital expenditure;

          (iv) enter into any lease of real property or any renewal of an existing lease of real property that may constitute Leased Real Property;

          (v) pay, discharge, modify or satisfy any claims, liabilities or obligations (whether accrued, absolute, contingent, asserted or otherwise) outside of the ordinary course of business consistent with past practice;

          (vi) make loans, advances or capital contributions to, or investments in, any other person;

          (vii) enter into, extend or renew (A) any Contract or amendment thereof (1) which contains any provision listed in Section 5.7, (2) which contains any other provision listed in Section 5.7 unless such Contract or amendment is necessary to operate the Business as it was operated in the ordinary course consistent with past practice immediately prior to the date of this Agreement or (3) which restricts the ability of the Business to own, operate, sell, transfer, pledge or otherwise dispose of or encumber any Acquired Asset, (B) any Contract or amendment thereof that grants any party the right or ability to access, license or use all or a material portion of the Acquired Intellectual Property of, (C) any Contract providing for the services of any dealer, distributor, sales representative, or similar representative, or (D) any other Contract, other than, in the case of clauses (C) or (D), in the ordinary course of business consistent with past practice with a term not in excess of one year; or accelerate, terminate, modify, waive, relinquish, assign or cancel any material (individually or in the aggregate) Contract;

       (viii) engage in any other transaction involving the Business or the Acquired Assets other than in the ordinary course of business consistent with past practice;

       (ix) settle or compromise (A) any suit or claim relating to the transactions contemplated by the Transaction Agreements or threatened suit or claim relating to the transactions contemplated by the Transaction Agreements or (B) other than any such litigation set forth on Schedule 5.8, any material litigation or material threatened litigation;

       (x) accelerate the billing or collection or other realization of cash or Excluded Assets from the Acquired Assets or accelerate the provision of goods and services of the Business or delay the payment of liabilities which would become Assumed Liabilities or grant any allowance or discount, in each case outside the ordinary course of business consistent with past practice;

       (xi) write down any of its material assets, including any Acquired Intellectual Property, or make any change in any accounting principal, method or practice (financial, Tax or otherwise) other than those required by GAAP or applicable law;

     (xii) take any action or fail to take any action which would result in the material loss or reduction in value of the Acquired Intellectual Property, taken as a whole;

     (xiii) take any action that would or that could reasonably be expected to result in (A) any representation and warranty of Parent or Seller set forth in this Agreement that is qualified as to materiality becoming untrue, (B) any such representation and warranty that is not so qualified becoming untrue in any material respect or (C) any condition to the transactions contemplated hereby and set forth in Section 4.1 not being satisfied; or

     (xiv) authorize any of, or commit or agree to take, whether in writing or otherwise, to do any of, the foregoing actions.

     (b) CONSULTATION AND NOTICE. (i) In connection with the continuing operation of the Business between the date of this Agreement and the Closing, Parent and Seller shall consult in good faith on a reasonably regular basis with the Representatives of Buyer to report material (individually or in the aggregate) operational developments, the general status of relationships with customers and resellers of the Business and the general status of ongoing operations pursuant to procedures reasonably requested by such Representatives. Parent and Seller acknowledge that any such consultation shall not constitute a waiver by Buyer of any rights it may have under this Agreement (including any such rights under Section 4.1 or Article XI), and that the Buyer shall not have any liability or responsibility for any actions of Parent, Seller, or any of their respective Representatives with respect to matters that are the subject of such consultations.


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

                    (ii) Parent and Seller shall promptly notify Buyer of:

                         (A) Parent and Seller shall promptly advise Buyer in
                    writing of the occurrence of any matter or event that (I) is, or that could reasonably be expected to be, material (individually or in the aggregate) to the business, assets, properties, condition (financial or otherwise), or results of operations of the Business or (II) could reasonably be expected to result in (a) any representation and warranty of Parent or Seller set forth in this Agreement that is qualified as to materiality becoming untrue, (b) any such representation and warranty that is not so qualified becoming untrue in any material respect or (c) any condition to the transactions contemplated hereby and set forth in
                    Section 4.1 not being satisfied;

                         (B) any written notice or other written communication
                    from any person (other than a Governmental Entity) alleging that the consent of such person is required in connection with the transactions contemplated by the Transaction Agreements;

                         (C) any written notice or other written communication
                    from any customer, distributor or reseller of the Business to the effect that such customer or reseller is terminating or otherwise materially adversely modifying its relationship with Parent or Seller as a result of the transactions contemplated by the Transaction Agreements;

                         (D) except as otherwise prohibited by applicable law,
                    any notice or other communication from any Governmental Entity in connection with the transactions contemplated by the Transaction Agreements; and

                         (E) any actions, suits, claims, investigations or
                    proceedings commenced or, to its knowledge threatened against, relating to or involving or otherwise affecting Parent or Seller, or the Business that, if pending on the date of this Agreement, would have been required to have been disclosed pursuant to Section 5.8 or that relate to the consummation of the transactions contemplated by the Transaction Agreements.

   Section 7.3  CONFIDENTIALITY.  Parent and Seller shall keep confidential, and
   -----------
shall use commercially reasonable efforts to cause their respective officers, directors, employees and advisors to, keep confidential all non-public information relating to the Business, the Acquired Assets or the Assumed Liabilities, except as required by compulsory legal process. Each of Parent and Seller shall enforce any confidentiality agreement to which it is a party relating to the Business, the Acquired Assets or the Assumed Liabilities on Buyer's behalf and, following the Closing, at Buyer's request and cost.

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

   Section 7.4  STOCKHOLDER ACTION BY WRITTEN CONSENT; PREPARATION OF THE PARENT
   -----------
INFORMATION STATEMENT. In lieu of calling a meeting of the stockholders of Parent, Parent will seek approval and adoption of this Agreement and the transactions contemplated hereby by written consent of the stockholders of Parent (the "Parent Stockholder Consent"). Such approval will be sought so that the Parent Stockholder Consent shall be obtained and shall be effective on the 21st day after the date the Parent Information Statement is first sent or given to the stockholders of Parent. The Board of Directors of Parent shall recommend approval and adoption of this Agreement and the transactions contemplated hereby by the stockholders of Parent. In connection with such action by written consent, Parent will (i) promptly prepare and file with the SEC, use its best efforts to have cleared by the SEC and thereafter mail to its stockholders as promptly as practicable the Parent Information Statement, and (ii) otherwise comply with all legal requirements applicable to approvals by its stockholders of this Agreement and the transactions contemplated hereby. Parent shall provide Buyer and its counsel with sufficient opportunity to comment upon the form and substance of the Parent Information Statement (including any amendments or supplements thereto) prior to filing such with the SEC and Parent shall use its reasonable best efforts to incorporate Buyer's reasonable comments into the Parent Information Statement (including any amendments or supplements thereto). Parent shall promptly provide to Buyer copies of any comments received from the SEC in connection therewith and shall consult with Buyer in responding to the SEC.

   Section 7.5  EXPENSES.  Whether or not the transactions contemplated hereby
   -----------
are consummated, and except as otherwise expressly provided in the Transaction Agreements, all costs and expenses incurred in connection with the Transaction Agreements and the transactions contemplated thereby shall be paid by Buyer.

                                  ARTICLE VIII
                               COVENANTS OF BUYER

   Intentionally omitted.

                                   ARTICLE IX
                                MUTUAL COVENANTS

   Each of Parent, Seller and Buyer covenants and agrees as follows:

   Section 9.1  BUYER STOCKHOLDER APPROVAL.  If, in the sole discretion of
   -----------
Buyer, acting through its Board of Directors, Buyer determines to submit this Agreement and the transactions contemplated hereby to Buyer's stockholders for approval, or, it shall be determined that such approval is required under applicable law (in either case, the "Buyer Stockholder Approval"), Buyer shall
(i) as soon as practicable following the date of this Agreement, establish a record date for, duly call, give notice of, convene and hold a meeting of its stockholders (the "Buyer Stockholders Meeting") for the purpose of obtaining the Buyer Stockholder Approval, (ii) through its Board of Directors, recommend to its stockholders the approval and adoption of this Agreement and the other transactions contemplated hereby and (iii) use its reasonable efforts to solicit the Buyer Stockholder Approval. Buyer shall prepare and file with the SEC a proxy or information statement (in either case, the "Proxy Statement"). The Parent and Seller shall furnish all information concerning the Parent and Seller and the holders of Parent's common stock as may be reasonably requested in connection with any such action and the preparation, filing and distribution of the Proxy Statement. Buyer will use all reasonable efforts to cause the Proxy Statement to be mailed to Buyer's stockholders as promptly as practicable after being advised that the SEC has no further comments with respect thereto. No filing of, or amendment or supplement to, or correspondence to the SEC or its staff with respect to the Proxy Statement will be made by Parent, Seller or Buyer without providing the other party a reasonable opportunity to review and comment thereon. Buyer will inform Parent and Seller, promptly after it receives notice thereof, of any request by the SEC for the amendment of the Proxy Statement or comments thereon and responses thereto or requests by the SEC for additional information and will, as promptly as practicable, provide to Parent and Seller copies of all correspondence and filings with the SEC with respect to the Proxy Statement. If at any time prior to the Closing Date any information relating to Buyer, Parent or Seller, or any of their respective Affiliates, directors or officers, should be discovered by Buyer, Parent or Seller, that should be set forth in an amendment or supplement to the Proxy Statement, so that any of such documents would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the party that discovers such information shall promptly notify the other parties hereto, and an appropriate amendment or supplement describing such information shall be promptly filed with the SEC and, to the extent required by law, disseminated to the stockholders of Buyer.

     Section 9.2 BULK TRANSFER LAWS. Buyer, Parent and Seller each hereby waive
     -----------
compliance by Parent and Seller with the provisions of the "bulk sales", "bulk transfer" or similar laws of any state. Each of Parent and Seller agrees to indemnify and hold Buyer harmless against any and all claims, losses, damages, liabilities, costs and expenses incurred by Buyer or any of its Affiliates as a result of any failure to comply with any such "bulk sales", "bulk transfer" or similar laws.

     Section 9.3 CONSENTS; EXCLUDED CONTRACTS. Notwithstanding anything in any
     -----------
of the Transaction Agreements to the contrary, none of the Transaction Agreements shall constitute an agreement to assign or transfer any interest in any asset, claim, right or benefit the transfer of which is otherwise contemplated hereby if such an assignment or transfer or attempt to make such an assignment or transfer without the consent or approval of a third party would constitute a breach or other contravention of the rights of such third party, or affect adversely the rights of any party hereto or any of their Affiliates, as the case may be, thereunder (such assets being collectively referred to herein as "Restricted Assets"); and any transfer or assignment to Buyer by Parent or Seller of any interest under any such Restricted Asset shall be made subject to such consent or approval being obtained. Parent, Seller and Buyer shall use commercially reasonable efforts, to obtain such consents or approvals prior to the Closing; PROVIDED, HOWEVER, that Buyer shall not be required to incur any out of pocket cost or expense in connection with such efforts and Parent and Seller shall not be required to pay any consent fees or make any other financial accommodation to any person in order to obtain any such consents or approvals. In the event any such consent or approval is not obtained by five Business Days prior to the Closing, (i) Parent and Seller shall inform Buyer at such time of such fact and continue at Buyer's request to cooperate with Buyer in attempting to obtain any such consent or approval and (ii) at the Closing, Parent and Seller shall at their expense effect alternative arrangements in the form of a license, sublease, or operating agreement in form and substance satisfactory to Buyer until such time as such consent or approval has been obtained which results in Buyer receiving all the benefits and bearing all the ordinary course costs, liabilities and other obligations with respect to any such Restricted Asset, and (iii) notwithstanding anything in the Transaction

Agreements to the contrary, unless and until any such consent or approval with respect to any Restricted Asset is obtained, such Restricted Asset shall not constitute an Acquired Asset and any associated liability shall not constitute an Assumed Liability for any purpose under the Transaction Agreements.

     Section 9.4 PUBLICITY. Parent, Seller and Buyer each agree that no public
     -----------
release or announcement concerning the transactions contemplated by the Transaction Agreements shall be issued by such party or any of their Representatives without the prior written consent of the other such party, except as required by applicable law or the rules or regulations of any securities exchange on which securities of such party are listed, in which case the party that is required (or whose Representatives are required) to make the release or announcement shall allow the other such party reasonable time to comment on such release or announcement in advance of such issuance; PROVIDED, HOWEVER, that each of Parent and Buyer may, following reasonable prior consultation with the other party, make internal announcements to their respective employees.

     Section 9.5 COMMERCIALLY REASONABLE EFFORTS. Subject to the terms and
     -----------
conditions of this Agreement, including Section 9.3, each of Parent, Seller and Buyer shall use all commercially reasonable efforts to cause the Closing to occur, including using its commercially reasonable efforts to obtain all material consents, permits, authorizations and approvals of, and to make all necessary filings, notifications or registrations with, all Governmental Entities and other persons which are necessary for the consummation of the transactions contemplated by the Transaction Agreements.

     Section 9.6 FURTHER ASSURANCES. From time to time after the Closing, and
     -----------
for no further consideration, each of Parent, Seller and Buyer shall execute, acknowledge and deliver such assignments, transfers, consents, assumptions and other documents and instruments and take such other actions as may reasonably be deemed necessary or desirable by the other party to consummate the transactions contemplated hereby (including (i) transferring back to Parent or Seller any Excluded Asset or Excluded Liability, which Excluded Asset or Excluded Liability was inadvertently transferred to Buyer at the Closing and (ii) transferring to Buyer any Acquired Asset or Assumed Liability contemplated by this Agreement to be transferred to Buyer at the Closing which was not so transferred at the Closing).

     Section 9.7 TAX MATTERS.
     -----------

          (a) All real, personal and intellectual property transfer, documentary, sales, use, registration, value-added, stamp duty and other similar Taxes (including interest, penalties and additions to Tax) incurred in connection with the transactions contemplated by the Transaction Agreements ("Transfer Taxes") shall be borne by Buyer.

          (b) Each of Parent and Seller shall deliver to Buyer at each Closing a Certificate in form and substance satisfactory to Buyer, duly executed and acknowledged, certifying any facts that would exempt the transactions contemplated hereby from withholding pursuant to the provisions of the Foreign Investment in Real Property Tax Act.

          (c) Buyer, Parent and Seller shall cooperate with respect to Tax matters.

          (d) In the case of any Return with respect to a Straddle Period required to be filed by Buyer after the Closing for the Business, Seller shall pay Buyer the amount of any Excluded Tax that is or would otherwise be payable with respect to such Return at least five Business Days prior to the date such payment is or would otherwise be due (the "Due Date"); PROVIDED that Buyer shall furnish Parent and Seller with a copy of such Return and Buyer's calculations with respect to such Excluded Taxes within a reasonable period of time (but no less than 10 days) prior to the relevant Due Date, and Buyer shall make such revisions to such Returns as are reasonably requested by Parent or Seller.

     Section 9.8  ACCOUNTS.
     -----------

          (a) Each of Parent and Seller hereby constitutes and appoints, effective as of the Closing, Buyer and assigns them as true and lawful attorney of Parent and Seller with full power of substitution (i) to collect for the account of Buyer any Acquired Assets and (ii) to institute and prosecute all proceedings which Buyer and its Subsidiaries may in their sole discretion deem proper in order to enforce any right, title or interest in, to or under the Acquired Assets, and to defend or compromise any and all actions, suits or proceedings in respect of the Acquired Assets.

          (b) All payments and reimbursements received by Parent or Seller or any Affiliate thereof in connection with or arising out of the Acquired Assets or Assumed Liabilities after the Closing shall be held by such person in trust for the benefit of Buyer and, promptly upon receipt by such person of any such payment or reimbursement such person shall pay over to Buyer, the amount of such payment or reimbursement without right of setoff.

          (c) All payments and reimbursements received by Buyer or their Affiliates in connection with or arising out of the Excluded Assets or Excluded Liabilities after the applicable Closing shall be held by such person in trust for the benefit of Parent or Seller, as applicable, and, promptly upon receipt by such person of any such payment or reimbursement, such person shall pay over to Parent or Seller, as applicable, the amount of such payment or reimbursement without right of setoff.

          (d) Each of Parent and Seller covenants and agrees that it shall promptly forward to Buyer any mail (physical, electronic or otherwise), facsimile or telephone inquiries of actual or potential clients, customers, suppliers and vendors of or relating to the Business, including customer orders.

                                   ARTICLE X
                                 NONCOMPETITION

     Section 10.1 NONCOMPETITION. Each of Parent and Seller understands that
     ------------
Buyer shall be entitled to protect and preserve the going concern value of the Business to the extent permitted by law and that Buyer would not have entered into the Transaction Agreements absent the provisions of this Article X and, therefore, for a period of five years (subject to the limitations set forth below) from the Closing Date, Parent and Seller shall not and shall use commercially reasonable efforts to cause their respective Affiliates not to, directly or indirectly:

          (a) engage in activities or businesses, or establish any new businesses, that compete in any respect with the Business ("Competitive Activities"), including not (i) developing, distributing, manufacturing, marketing or selling products or services of the type sold by the Business, (ii) soliciting any customer or prospective customer of the Business to purchase any products or services sold by the Business or products or services, competitive therewith from anyone other than Buyer and its Subsidiaries, and (iii) assisting any person in any way to do, or attempt to do, anything prohibited by clause (i) or (ii) above;

          (b) except to the extent prohibited by applicable law, engage in any action, activity or course of conduct that is substantially detrimental to the Business or its business reputation, including (i) soliciting, recruiting or hiring any employees of the Business or persons who have worked for the Business and (ii) soliciting or encouraging any employee of the Business to leave the employment of the Business;

     PROVIDED, that, the foregoing shall not prohibit Parent, Seller or any of their respective Affiliates from hiring any employee who has ceased to be employed by the Business for at least 12 months.

                                   ARTICLE XI
                                 INDEMNIFICATION

          Section 11.1 INDEMNIFICATION BY PARENT AND SELLER. Parent and Seller
          ------------
     shall, jointly and severally, indemnify Buyer and its Affiliates and each of their respective officers, directors, employees, stockholders, agents and representatives against and hold them harmless from (whether in connection with a Third Party Claim or a Direct Claim) any loss, claim, damage, liability (whether asserted or unasserted, absolute or contingent), cost, expense, obligations, judgments, Liens, injunctions, charges, orders, decrees, rulings, dues, assessments, Taxes, fines, penalties, fees and amounts paid in settlement (including reasonable fees and expenses of counsel consistent with Section 11.5(a)(ii)) (each a "Loss" and, collectively, "Losses") as incurred (payable promptly upon written request) by any such indemnified party arising from, in connection with or otherwise with respect to (i) subject to Section 13.6, any failure of any representation or warranty of Parent or Seller contained in the Transaction Agreements or any certificate delivered by or on behalf of Parent or Seller in connection therewith to be true and correct in all respects (it being agreed that for purposes of such right to indemnification, the representations and warranties of Parent and Seller shall be deemed not qualified by any references therein to materiality generally or to whether or not any breach would result or could reasonably be expected to result in a Buyer Material Adverse Effect or a Business Material Adverse Effect);
     (ii) any breach of any obligation of Parent or Seller contained in the Transaction Agreements; (iii) any of the Excluded Liabilities; or (iv) the operation or ownership of the Excluded Assets.

          Section 11.2 INDEMNIFICATION BY BUYER. From and after the Closing,
          ------------
     Buyer shall indemnify Parent, Seller and each of their respective Affiliates and each of their respective officers, directors, employees, stockholders, agents and representatives against and hold them harmless from (whether in connection with a Third Party Claim or a Direct Claim) any Loss as incurred (payable promptly upon written request) by any such indemnified party arising from, in connection with or otherwise with respect to (i) subject to Section 13.6, any failure of any representation or warranty of Buyer or any of its Affiliates contained in the Transaction Agreements or any certificate delivered by or on behalf of Buyer in connection therewith to be true and correct in all material respects (it being agreed that for the purposes of such right to indemnification, the representations and warranties of Buyer and shall be deemed not qualified by any reference therein to materiality generally or to whether or not any breach would result or could reasonably be expected to result in a Buyer Material Adverse Effect or a Business Material Adverse Effect), (ii) any breach of any obligation of Buyer, or any of its Affiliates contained in the Transaction Agreements; (iii) any of the Assumed Liabilities or (iv) the operation of the Business after the Closing.

          Section 11.3 LOSSES NET OF INSURANCE. The amount of any Loss for which
          ------------
     indemnification is provided under this Article XI shall be net of any amounts actually recovered by the indemnified party under insurance policies with respect to such Loss and any such amounts actually recovered by any indemnified party to the extent relating to any Loss previously paid by any indemnifying party hereunder shall be paid over promptly to such indemnifying party.

          Section 11.4 TERMINATION OF INDEMNIFICATION. The obligations to
          ------------
     indemnify and hold harmless any party (i) pursuant to clause (i) of each of
     Section 11.1 and Section 11.2 shall terminate when the applicable representation or warranty terminates pursuant to Section 13.6 and (ii) pursuant to the other clauses of Section 11.1 and Section 11.2 shall not terminate; PROVIDED, HOWEVER, that such obligations to indemnify and hold harmless shall not terminate with respect to any item as to which the person to be indemnified shall have, before the expiration of the applicable period, made a Third Party Claim or Direct Claim, as applicable.

          Section 11.5  PROCEDURES RELATING TO THIRD PARTY AND DIRECT
          ------------
     INDEMNIFICATION CLAIMS.

                    (a) THIRD PARTY CLAIMS. (i) In order for a person (the "indemnified party") to be entitled to any indemnification pursuant to this Article XI in respect of, arising out of or involving a claim or demand made by any person other than a party hereto against the indemnified party (a "Third Party Claim"), such indemnified party must notify the indemnifying party in writing of the Third Party Claim promptly, and in any event within 20 Business Days, after receipt by such indemnified party of notice of the Third Party Claim; PROVIDED, HOWEVER, that failure to give such notification shall not affect the indemnification provided under this Agreement except to the extent the indemnifying party shall have been actually and materially prejudiced as a result of such failure. Thereafter, the indemnified party shall deliver to the indemnifying party promptly, and in any event within ten Business Days, after the indemnified party's receipt thereof, copies of all notices and documents (including court papers) received by the indemnified party relating to the Third Party Claim; PROVIDED, HOWEVER, that failure to make such delivery shall not affect the indemnification provided under this Agreement except to the extent the indemnifying party shall have been actually and materially prejudiced as a result of such failure.

                    (ii) If a Third Party Claim is made against an indemnified party, the indemnifying party shall be entitled to participate in the defense thereof and, if it so chooses and acknowledges its obligation to fully indemnify the indemnified party therefor in accordance with this Agreement, to assume and control the defense thereof with counsel selected by the indemnifying party and reasonably acceptable to the indemnified party (which acceptance shall not be unreasonably withheld or delayed.) Should the indemnifying party so elect to assume the defense of a Third Party Claim, the indemnifying party shall not be liable to the indemnified party for legal expenses subsequently incurred by the indemnified party in connection with the defense thereof. If the indemnifying party assumes such defense, the indemnified party shall have the right to participate in the defense thereof and to employ at its own expense counsel not reasonably objected to by the indemnifying party separate from the counsel employed by the indemnifying party, it being understood that the indemnifying party shall control such defense, subject to the remaining terms of this Section 11.5(a)(ii). The indemnifying party shall be liable for the reasonable fees and expenses of one primary counsel, and to the extent reasonably required in connection with such Third Party Claim, one or more local counsel, and such other counsel as may be reasonably required due to a conflict among indemnified parties, in each case employed by the indemnified party for any period during which the indemnifying party has not assumed the defense thereof. If the indemnifying party chooses to defend or prosecute any Third Party Claim, all the parties hereto shall cooperate and shall cause their Affiliates to cooperate in the defense or prosecution thereof. Such cooperation shall include the retention and (upon the indemnifying party's request) the provision to the indemnifying party of records and information that are reasonably relevant to such Third Party Claim, and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder. Whether or not the indemnifying party assumes the defense of a Third Party Claim, the indemnified party shall not admit any liability with respect to, or settle, compromise or discharge, such Third Party Claim without the indemnifying party's prior written consent (which consent shall not be unreasonably withheld or delayed). If the indemnifying party assumes the defense of a Third Party Claim, the indemnified party shall agree to any settlement, compromise or discharge of such Third Party Claim that the indemnifying party may recommend and that by its terms (or pursuant to a binding commitment of the indemnifying party) obligates the indemnifying party to pay the full amount (subject to any limitation on payment contained in this Article XI) of such liability in connection with such Third Party Claim, which releases the indemnified party completely in connection with such Third Party Claim. Notwithstanding the foregoing, the indemnifying party shall not be entitled to assume the defense of any Third Party Claim (and shall be liable for the reasonable fees and expenses of one primary counsel, and to the extent reasonably required in connection with such Third Party Claim, one or more local counsel, and such other counsel as may be reasonably required due to a conflict among indemnified parties, incurred by the indemnified party in defending such Third Party Claim) if the Third Party Claim seeks an order, injunction or other equitable relief or relief for other than money damages against the indemnified party that the indemnified party reasonably determines, after conferring with its outside counsel, cannot be separated from any related claim for money damages. If such equitable relief or other relief portion of the Third Party Claim can be so separated from that for money damages, the indemnifying party shall be entitled to assume the defense of the portion relating to money damages.

   Notwithstanding the foregoing in this Section 11.5(a)(ii), if a Third Party Claim includes or could include both a claim for Taxes that are Excluded Taxes and a claim for Taxes that are Assumed Liabilities, and such claim for Taxes that are Excluded Taxes is not separable from

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

such claim for Taxes that are Assumed Liabilities, Parent and/or Seller, as applicable (if the claim for Taxes that are Excluded Taxes exceeds or could reasonably be expected to exceed in amount the claim for Taxes that are Assumed Liabilities), or otherwise the Buyer (Parent and/or Seller or Buyer, as the case may be, the "Controlling Party"), shall be entitled to control the defense of such Third Party Claim (such Third Party Claim, a "Tax Claim"). In such case, the other party (the "Non- Controlling Party") shall be entitled to participate fully (at the Non- Controlling Party's sole expense) in the conduct of such Tax Claim and the Controlling Party shall not settle such Tax Claim without the consent of such Non-Controlling Party (which consent shall not be unreasonably withheld or delayed). The costs and expenses of conducting the defense of such Tax Claim shall be reasonably apportioned based on the relative amounts of the claim for Taxes that are Excluded Taxes and the claim for Taxes that are Assumed Liabilities.

          (b) DIRECT CLAIMS. In the event any indemnified party should have an indemnification claim against any indemnifying party under the Transaction Agreements that does not involve a Third Party Claim being asserted against or sought to be collected from such indemnified party (a "Direct Claim"), the indemnified party shall deliver notice of such Direct Claim to the indemnifying party. The failure by any indemnified party so to notify the indemnifying party shall not relieve the indemnifying party from any liability that it may have to such indemnified party, except to the extent that the indemnifying party has been actually and materially prejudiced by such failure. If the indemnifying party does not notify the indemnified party within 15 Business Days following its receipt of such notice that the indemnified party disputes such Direct Claim, such Direct Claim specified by the indemnified party in such notice shall be conclusively deemed a liability of the indemnifying party under this Article XI and the indemnifying party shall pay the amount of such liability to the indemnified party on demand, or in the case of any notice in which the amount of the Direct Claim is estimated, on such later date when the amount of such Direct Claim is finally determined; PROVIDED that in any such case such payment shall be made in accordance with Section 11.9. If the indemnifying party disputes its liability with respect to such Direct Claim in a timely manner, the indemnifying party and the indemnified party shall proceed in good faith to negotiate a resolution of such dispute.

     Section 11.6 INDEMNITY PAYMENTS. Any indemnity payment hereunder (i) shall
     ------------
be made by wire transfer to an account specified by Buyer in immediately available funds, (ii) shall be made on an after-tax basis and (iii) shall be treated as an adjustment to the Purchase Price for Tax purposes unless otherwise provided in a Final Determination.

                                   ARTICLE XII
                                   TERMINATION

     Section 12.1 TERMINATION.
     ------------

          (a) Notwithstanding anything in this Agreement to the contrary, this Agreement may be terminated and the transactions contemplated hereby abandoned at any time prior to the Closing Date whether before or after the Parent Stockholder Consent has been obtained upon written notice (other than in the case of Section 12.1(a)(i) below) from the terminating party to the non-terminating party specifying the subsection of this Section 12.1 pursuant to which such termination is effected:

          (i)   by mutual written consent of Parent and Buyer;

          (ii) by Buyer upon written notice to Parent if any of the conditions to the Closing set forth in Section 4.1 shall have become incapable of fulfillment and shall not have been waived in writing by Buyer;

          (iii) by Parent upon written notice to Buyer if any of the conditions to the Closing set forth in Section 4.2 shall have become incapable of fulfillment and shall not have been waived in writing by Parent;

          (iv) by either Parent or Buyer upon written notice to the other such party if the Closing does not occur on or prior to December 31, 2001; PROVIDED, HOWEVER, that the right to terminate this Agreement pursuant to this Section 12.1(a)(iv) shall not be available to any party hereto if the failure to consummate the Closing by such date was caused by the breach of this Agreement by such party;

          (v) by Parent, if Buyer breaches or fails to perform in any respect any of its representations, warranties or covenants contained in this Agreement and such breach or failure to perform (x) would give rise to the failure of a condition set forth in Section 4.2(ii) or Section 4.2(iii) and (y) cannot be or has not been cured within 30 days following delivery by Parent of written notice of such breach or failure to perform;

          (vi) by Buyer, if Parent or Seller breaches or fails to perform in any respect any of its representations, warranties or covenants contained in this Agreement and such breach or failure to perform (x) would give rise to the failure of a condition set forth in Section 4.1(ii) or
          Section 4.1(iii) and (y) cannot be or has not been cured within 30 days following delivery by Buyer of written notice of such breach or failure to perform;

          (vii) by either Parent or Buyer if any Injunction granting any of the relief set forth in clauses (A) through (D) of Section 4.1(v) shall be in effect and shall have become a final non-appealable order, decree or ruling; PROVIDED that the party seeking to terminate this Agreement pursuant to this clause shall have used commercially reasonable efforts to prevent the entry of and to remove such Injunction.

     Section 12.2  OTHER TRANSACTION AGREEMENTS; MATERIAL TO BE RETURNED.
     ------------

          (a) In the event that this Agreement is terminated by Parent or Buyer pursuant to Section 12.1, the transactions contemplated by the Transaction Agreements shall be terminated, without further action by any party hereto, and each of Parent and Buyer shall immediately enter into written consents to terminate Transaction Agreements.

          (b) Furthermore, in the event that this Agreement is terminated as provided herein:

          (i) Buyer shall return all documents and other material received from Parent or Seller or any of their respective Representatives relating to the Business or the transactions contemplated by the Transaction Agreements, whether obtained before or after the execution of this Agreement, to Parent or, at its option, destroy such documents and material; and

          (ii) Parent and Seller shall return all documents and other material received from Buyer or its Subsidiaries or any of their Representatives relating to Buyer or the transactions contemplated by the Transaction Agreements, whether obtained before or after the execution of this Agreement, to Buyer, or at its option, destroy such documents and material.

     Section 12.3 EFFECT OF TERMINATION. Upon the termination hereof, this
     ------------
Agreement shall become void and of no further force and effect, except for the provisions of (i) Section 5.17 and Section 7.5 relating to brokers, (ii) Section
7.3 relating to confidentiality, (iii) Section 9.4 relating to publicity, (iv)
Section 7.5 relating to certain expenses and (v) this Article XII. Nothing in this Article XII shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement.

                                  ARTICLE XIII
                                  MISCELLANEOUS

     Section 13.1 ASSIGNMENT. Neither this Agreement nor any rights or
     ------------
obligations hereunder may be assigned or otherwise transferred by any party (including by operation of law) without the prior written consent of the other parties hereto, and any assignment or transfer without such consent shall be null and void and of no effect, except that Buyer may assign its right to purchase the Acquired Assets or any portion thereof hereunder to an Affiliate or Subsidiary of Buyer without the prior written consent of Parent or Seller; PROVIDED, HOWEVER, that no assignment shall limit the assignor's obligations hereunder.

     Section 13.2 NO THIRD PARTY BENEFICIARIES. Except as provided in Article
     ------------
XI, this Agreement is for the sole benefit of the parties hereto and their permitted assigns and nothing herein expressed or implied shall give or be construed to give to any person, other than the parties hereto and such permitted assigns, any legal or equitable rights hereunder, whether as third party beneficiaries or otherwise.

     Section 13.3 AMENDMENTS. This Agreement may be amended by the parties
     ------------
hereto at any time, whether before or after the Parent Stockholder Consent has been obtained; PROVIDED, HOWEVER, that after the Parent Stockholder Consent has been obtained, there shall be made no amendment that by law requires further approval by the stockholders of Parent without the further approval of such stockholders. No amendment to this Agreement shall be effective unless it shall be in writing and signed by Parent and Buyer (and Parent agrees to cause Seller to execute any such amendment).

     Section 13.4 CONSENTS AND APPROVALS. For any matter under this Agreement
     ------------
requiring the consent or approval of any party to be valid and binding on the parties hereto, such consent or approval must be in writing.

     Section 13.5 WAIVERS. No failure or delay of any party in exercising any
     ------------
right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. Subject to
Section 11.6 the rights and remedies of the parties hereunder are cumulative and are not exclusive of any rights or remedies which they would otherwise have hereunder. None of the Transaction Agreements (or any provision thereof) may be waived except pursuant to a writing executed by the waiving party; PROVIDED, HOWEVER, that after the Parent Stockholder Consent has been obtained, there shall be made no waiver that by law requires further approval by the stockholders of Parent without the further approval of such stockholders.

     Section 13.6 SURVIVAL OF REPRESENTATIONS. The representations and
     ------------
warranties in the Transaction Agreements shall survive the Closings solely for purposes of Article XI hereof and such representations and warranties shall terminate on the day that is one year after the Closing Date; PROVIDED, HOWEVER, that if any Third Party or Direct Claim for indemnification which relates to a representation or warranty is made prior to the time such representation or warranty terminates under this Section 13.6, then such representation and warranty shall survive solely in connection with such Claim until such time as such Claim has been finally resolved in accordance with the terms of this Agreement.

     Section 13.7 NOTICES. All notices or other communications required or
     ------------
permitted to be given hereunder shall be in writing and shall be delivered by hand or sent by facsimile or sent, postage prepaid, by registered, certified or express mail or reputable overnight courier service and shall be deemed given when so delivered by hand or sent by facsimile, or if mailed, three days after mailing (one Business Day in the case of express mail or overnight courier service), as follows (or at such other address for a party as shall be specified by notice given in accordance with this Section 13.7):

          if to Buyer:

               Avery Communications, Inc.
               190 South LaSalle Street
               Suite 1710
               Chicago, IL  60603
               Attention: Patrick J. Haynes, III
               Facsimile:  (312) 419-0172

          with copies to:

               Winstead Sechrest & Minick P.C.
               5400 Renaissance Tower
               1201 Elm Street
               Dallas, Texas  75270-2199
               Attention: Bruce A. Cheatham
               Fax: (214) 745-5390
          if to Parent or Seller:

               Qorus.com, Inc.
               190 South LaSalle Street, Suite 1710
               Chicago, Illinois  60603
               Attention: Thomas C. Ratchford
               Facsimile: (312) 419-0172

          with copies to:

               Qorus.com, Inc.
               190 South LaSalle Street, Suite 1710
               Chicago, Illinois  60603
               Attention: Robert T. Isham, Jr.
               Facsimile: (312) 419-0172

     Section 13.8 EXHIBITS AND SCHEDULES; INTERPRETATION. The headings contained
     ------------
in this Agreement or in any Exhibit or Schedule hereto and in the table of contents to this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. All Exhibits and Schedules annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein. Any capitalized terms used in any Schedule or Exhibit but not otherwise defined therein, shall have the meaning as defined in this Agreement. When a reference is made in this Agreement to a Section, Article, Exhibit or Schedule, such reference shall be to a Section or Article of, or an Exhibit or Schedule to, this Agreement unless otherwise indicated. For all purposes hereof, the terms "include", "includes" and "including" shall be deemed followed by the words "without limitation".

     Section 13.9 COUNTERPARTS. This Agreement may be executed in one or more
     ------------
counterparts (including by facsimile), all of which shall be considered one and the same agreement, and shall become effective when one or more such counterparts have been signed by each of the parties and delivered to the other parties.

     Section 13.10 ENTIRE AGREEMENT. The Transaction Agreements, including the
     -------------
schedules, exhibits, annexes and attachments thereto, contain the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings relating to such subject matter.

     Section 13.11 SEVERABILITY. If any provision of this Agreement or the
     -------------
application of any such provision to any person or circumstance shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision hereof.

     Section 13.12 GOVERNING LAW. This Agreement shall be governed by, and
     -------------
construed in accordance with, the laws of the State of Delaware, without regard to the laws that might otherwise govern under applicable principles of conflict of laws.

                [Balance of this page intentionally left blank.]

     IN WITNESS WHEREOF, the parties have caused this Asset Purchase Agreement to be duly executed as of the date first above written.

                              AVERY COMMUNICATIONS, INC.

                              By:      s / Scot M. McCormick
                                    -------------------------------
                                    Name:  Scot M. McCormick
                                    Title: Vice President and Chief Financial
                                           Officer


                              QORUS.COM, INC.


                              By:      s / Thomas C. Ratchford
                                    ----------------------------
                                    Name:  Thomas C. Ratchford
                                    Title: Chief Financial Officer


                              TMT HOLDINGS, INC.


                              By:      s / Thomas C. Ratchford
                                    ----------------------------
                                    Name:  Thomas C. Ratchford
                                    Title: Chief Financial Officer


                              AELIX, INC.

                              By:      s / Thomas C. Ratchford
                                    ----------------------------
                                    Name:  Thomas C. Ratchford
                                    Title: Chief Financial Officer

                                  Appendix B

                 Opinion of ComStock Valuation Advisors, Inc.

                               FAIRNESS OPINION

September 30, 2001

CONFIDENTIAL

Board of Directors of
Qorus.com, Inc.
c/o Robert T. Isham, Director
190 South LaSalle Street
Suite 1710
Chicago, IL 60603

Dear Mr. Isham:

ComStock Valuation Advisors ("ComStock") has been retained by the Board of Directors ("Board") of Qorus.com, Inc. to determine, among other things, whether the Transaction referred to below is fair to the shareholders of Qorus.com, Inc. from a financial point of view.

As specifically defined in the Asset Purchase Agreement Among Qorus.com, Inc., TMT Holding, Inc., Aelix, Inc. (collectively referred to as "Qorus" or the "Company") and Avery Communciations, Inc. ("Avery") dated May 29, 2001 ("Purchase Agreement" incorporated herein by reference), in general, Avery will purchase all of the rights, title and interest in the businesses, properties, assets, and goodwill used in the Qorus business for consideration equal to (i) cancellation of notes payable of Qorus to Avery in the amount of $3,728,500 as of September 30, 2001, (ii) the payment by Avery to Qorus of five percent (5%) of the after-tax net income generated by the intelligent message communication service business acquired from Qorus for a period of five (5) years following the closing date ("Earn Out Payments"), and (iii) the assumption of the Qorus obligations and commitments related to revenue producing contracts acquired by Qorus that are not in default as of the closing date and those commitments incurred in the ordinary course of business during the 30 day period immediately preceding the closing date (the "Transaction"). The sum of items
(i) and (iii) as summarized in the above Transaction is referred to as the "Net Acquired Assets" of Qorus.

In our capacity as your independent financial advisor, you have specifically asked us to render a written opinion (the "Fairness Opinion") as to whether:

    1) the consideration paid by Avery to Qorus is not less than the fair market value of the Net Acquired Assets; and

    2) the terms and conditions of the Transaction, including the cancellation of notes payable of Qorus to Avery, are fair to Qorus shareholders from a financial point of view.

Appendix B - Page 1 of 3

Fairness Opinion to the Board of Directors of Qorus Communications, Inc.

September 30, 2001

For purposes of this appraisal, fair market value is defined as the price at which the Net Acquired Assets would change hands between a willing buyer and a willing seller, neither being under any compulsion to buy or sell and both having reasonable knowledge of all relevant facts.

In connection with this Fairness Opinion, we have made such review, analyses, and inquiries, as we deemed necessary and appropriate under the circumstances. Among other things, we have:

    1) reviewed audited financial statements for Qorus for the year ended December 31, 2000, the period March 10, 1999 (date of inception) to December 31, 1999 and the period March 10, 1999 (date of inception) to December 31, 2000;

    2) reviewed the Qorus SEC Form 10-QSB For The Fiscal Quarter Ended June 30, 2001;

    3) reviewed the Qorus SEC Form 10-QSB for the Fiscal Quarter Ended March 31, 2001;

    4) reviewed the Qorus SEC Form 10-KSB for the Fiscal Year Ended December 31, 2000;

    5) reviewed an unaudited listing of Qorus stock options outstanding as of December 31, 2000;

    6) reviewed Qorus financial projections prepared by management for the three years ended December 31, 2003;

    7) reviewed management prepared listing of Qorus Loans Outstanding as of September 30, 2001;

    8) reviewed management prepared listing of Qorus Shares Outstanding as of September 30, 2001;

    9) reviewed the Purchase Agreement;

    10)considered information obtained during interviews with Wesley N. Waite, Sr., Chief Operating Officer of Qorus and Thomas C. Ratchford, Chief Financial Officer of Qorus;

    11)reviewed U.S. economy sources including Standard & Poors'; the Council of Economic Adviser; Wells Capital Management; The Dismal Scientist; The Federal Reserve Board; Federal Reserve Bank of Philadelphia; The Livingston Survey; and the U.S. Department of Commerce News;

    12)reviewed Stocks, Bonds, Bills & Inflation 2001 Yearbook, Ibbotson Associates; Federal Reserve Statistical Release; Mergerstat Review 2001, Houlihan, Lokey, Howard and Zukin; RMA Annual Statement Studies 2000 ("RMA"), Robert Morris Associates; Zack's Investment Research; and Thomson Investors, and the Cost of Capital 2001 Yearbook, Ibbotson Associates;

    13)reviewed certain publicly available information and financial data on publicly traded companies similar to Qorus; and

    14)conducted such additional studies, analyses, and investigations as we deemed appropriate.

Although our thorough discussions with management and review of supporting documentation give us comfort that our due diligence efforts are appropriate, we have not conducted a physical examination of all of the Company's Net Acquired Assets, and we have not obtained or been provided with any independent formal evaluation of such items. We have reviewed the financial information, financial forecasts and projections, and other internal data provided to us, as well as other publicly available information, and while we are unable to verify the accuracy and completeness of such data and information, we have judged the reasonableness thereof

Appendix B - Page 2 of 3

Fairness Opinion to the Board of Directors of Qorus Communications, Inc.

September 30, 2001

and made certain adjustments thereto. The Fairness Opinion is necessarily based upon market, economic, and other conditions as they exist on, and can be evaluated as of the date of this letter.

Management has represented to us that there has been no material adverse change in the business, financial position, or results of operations of the Company since June 30, 2001. Based on the foregoing, it is our opinion as of the date hereof, that:

    1) the consideration to be paid by Avery for the Net Acquired Assets of Qorus pursuant to the Transaction is not less than the fair market value of the Net Acquired Assets; and

    2) the terms and conditions of the Transaction, including the cancellation of notes payable of Qorus to Avery and the potential future Earn Out Payments falls within a reasonable range of fair market value and, therefore, are fair to Qorus from a financial point of view.

This Fairness Opinion is solely for the use and benefit of the Qorus Board, and any summary of or reference to the Fairness Opinion or any other reference to ComStock by the Qorus in connection with the Transaction will be subject to ComStock's prior review and written approval. In addition, we consent to a description of and the inclusion of the text of our written Fairness Opinion in any filing required to be made by the Company with the SEC in connection with the Transaction and in materials delivered to the Company's stockholders that are a part of such filings, provided that any such description or inclusion shall be subject to our prior review and approval.

This Fairness Opinion is not a recommendation regarding whether or not the Transaction should occur, nor does this opinion constitute any legal opinion. This Fairness Opinion is rendered from a financial point of view and, as such, does not address certain non-financial issues such as 1) whether now is a relatively good time to sell the Net Acquired Assets of Qorus, or 2) how the current value of Qorus' total invested capital reconciles with previous values of Qorus' total invested capital.
   This Fairness Opinion is delivered subject to the conditions, scope of engagement, limitations and understandings set forth in this Fairness Opinion and our engagement letter dated July 9, 2001, and subject to the understanding that the obligations of ComStock in the Transaction are solely corporate obligations and no officer, director, employee, agent, shareholder or controlling person of ComStock shall be subjected to any personal liability whatsoever to any person, nor will any such claim be asserted by or on behalf of you or your affiliates. In accordance with recognized professional ethics, our professional fees for this service are not contingent upon the opinion expressed herein, and neither ComStock, nor any of its employees, has a present or intended financial relationship with or interest in Qorus or Avery.

Very truly yours,

COMSTOCK VALUATION ADVISORS, INC.

By:    /s/ FRED H. JAHNS
   ____________________________________________________________________________
        Fred H. Jahns, Director

Appendix B - Page 3 of 3

                                  Appendix C

                Sections 607.1301, 601.1302 and 607.1320 of the
                       Florida Business Corporation Act

607.1301 Dissenters' rights; definitions.

The following definitions apply to ss. 607.1302 and 607.1320:

    (1)"Corporation" means the issuer of the shares held by a dissenting shareholder before the corporate action or the surviving or acquiring corporation by merger or share exchange of that issuer.

    (2)"Fair value," with respect to a dissenter's shares, means the value of the shares as of the close of business on the day prior to the shareholders' authorization date, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

    (3)"Shareholders' authorization date" means the date on which the shareholders' vote authorizing the proposed action was taken, the date on which the corporation received written consents without a meeting from the requisite number of shareholders in order to authorize the action, or, in the case of a merger pursuant to s. 607.1104, the day prior to the date on which a copy of the plan of merger was mailed to each shareholder of record of the subsidiary corporation.

607.1302 Right of shareholders to dissent.

    (1)Any shareholder of a corporation has the right to dissent from, and obtain payment of the fair value of his or her shares in the event of, any of the following corporate actions:

       (a)Consummation of a plan of merger to which the corporation is a party:

           1. If the shareholder is entitled to vote on the merger, or

           2. If the corporation is a subsidiary that is merged with its parent under s. 607.1104, and the shareholders would have been entitled to vote on action taken, except for the applicability of s. 607.1104;

       (b)Consummation of a sale or exchange of all, or substantially all, of the property of the corporation, other than in the usual and regular course of business, if the shareholder is entitled to vote on the sale or exchange pursuant to s. 607.1202, including a sale in dissolution but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within 1 year after the date of sale;

       (c)As provided in s. 607.0902(11), the approval of a control-share acquisition;

       (d)Consummation of a plan of share exchange to which the corporation is a party as the corporation the shares of which will be acquired, if the shareholder is entitled to vote on the plan;

       (e)Any amendment of the articles of incorporation if the shareholder is entitled to vote on the amendment and if such amendment would adversely affect such shareholder by:

           1. Altering or abolishing any preemptive rights attached to any of his or her shares;

           2. Altering or abolishing the voting rights pertaining to any of his or her shares, except as such rights may be affected by the voting rights of new shares then being authorized of any existing or new class or series of shares;

           3. Effecting an exchange, cancellation, or reclassification of any of his or her shares, when such exchange, cancellation, or reclassification would alter or abolish the shareholder's voting rights or alter his or her percentage of equity in the corporation, or effecting a reduction or cancellation of accrued dividends or other arrearages in respect to such shares;

Appendix C-Page 1 of 4

           4. Reducing the stated redemption price of any of the shareholder's redeemable shares, altering or abolishing any provision relating to any sinking fund for the redemption or purchase of any of his or her shares, or making any of his or her shares subject to redemption when they are not otherwise redeemable;

           5. Making noncumulative, in whole or in part, dividends of any of the shareholder's preferred shares which had theretofore been cumulative;

           6. Reducing the stated dividend preference of any of the shareholder's preferred shares; or

           7. Reducing any stated preferential amount payable on any of the shareholder's preferred shares upon voluntary or involuntary liquidation; or

       (f)Any corporate action taken, to the extent the articles of incorporation provide that a voting or nonvoting shareholder is entitled to dissent and obtain payment for his or her shares.

    (2)A shareholder dissenting from any amendment specified in paragraph
       (1)(e) has the right to dissent only as to those of his or her shares which are adversely affected by the amendment.

    (3)A shareholder may dissent as to less than all the shares registered in his or her name. In that event, the shareholder's rights shall be determined as if the shares as to which he or she has dissented and his or her other shares were registered in the names of different shareholders.

    (4)Unless the articles of incorporation otherwise provide, this section does not apply with respect to a plan of merger or share exchange or a proposed sale or exchange of property, to the holders of shares of any class or series which, on the record date fixed to determine the shareholders entitled to vote at the meeting of shareholders at which such action is to be acted upon or to consent to any such action without a meeting, were either registered on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or held of record by not fewer than 2,000 shareholders.

    (5)A shareholder entitled to dissent and obtain payment for his or her shares under this section may not challenge the corporate action creating his or her entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

607.1320 Procedure for exercise of dissenters' rights.

 (1)(a)If a proposed corporate action creating dissenters' rights under s.
       607.1302 is submitted to a vote at a shareholders' meeting, the meeting notice shall state that shareholders are or may be entitled to assert dissenters' rights and be accompanied by a copy of ss. 607.1301, 607.1302, and 607.1320. A shareholder who wishes to assert dissenters' rights shall:

           1. Deliver to the corporation before the vote is taken written notice of the shareholder's intent to demand payment for his or her shares if the proposed action is effectuated, and

           2. Not vote his or her shares in favor of the proposed action. A proxy or vote against the proposed action does not constitute such a notice of intent to demand payment.

       (b)If proposed corporate action creating dissenters' rights under s.
          607.1302 is effectuated by written consent without a meeting, the corporation shall deliver a copy of ss. 607.1301, 607.1302, and
          607.1320 to each shareholder simultaneously with any request for the shareholder's written consent or, if such a request is not made, within 10 days after the date the corporation received written consents without a meeting from the requisite number of shareholders necessary to authorize the action.


Appendix C-Page 2 of 4

    (2)Within 10 days after the shareholders' authorization date, the corporation shall give written notice of such authorization or consent or adoption of the plan of merger, as the case may be, to each shareholder who filed a notice of intent to demand payment for his or her shares pursuant to paragraph (1)(a) or, in the case of action authorized by written consent, to each shareholder, excepting any who voted for, or consented in writing to, the proposed action.

    (3)Within 20 days after the giving of notice to him or her, any shareholder who elects to dissent shall file with the corporation a notice of such election, stating the shareholder's name and address, the number, classes, and series of shares as to which he or she dissents, and a demand for payment of the fair value of his or her shares. Any shareholder failing to file such election to dissent within the period set forth shall be bound by the terms of the proposed corporate action. Any shareholder filing an election to dissent shall deposit his or her certificates for certificated shares with the corporation simultaneously with the filing of the election to dissent. The corporation may restrict the transfer of uncertificated shares from the date the shareholder's election to dissent is filed with the corporation.

    (4)Upon filing a notice of election to dissent, the shareholder shall thereafter be entitled only to payment as provided in this section and shall not be entitled to vote or to exercise any other rights of a shareholder. A notice of election may be withdrawn in writing by the shareholder at any time before an offer is made by the corporation, as provided in subsection (5), to pay for his or her shares. After such offer, no such notice of election may be withdrawn unless the corporation consents thereto. However, the right of such shareholder to be paid the fair value of his or her shares shall cease, and the shareholder shall be reinstated to have all his or her rights as a shareholder as of the filing of his or her notice of election, including any intervening preemptive rights and the right to payment of any intervening dividend or other distribution or, if any such rights have expired or any such dividend or distribution other than in cash has been completed, in lieu thereof, at the election of the corporation, the fair value thereof in cash as determined by the board as of the time of such expiration or completion, but without prejudice otherwise to any corporate proceedings that may have been taken in the interim, if:

       (a)Such demand is withdrawn as provided in this section;

       (b)The proposed corporate action is abandoned or rescinded or the shareholders revoke the authority to effect such action;

       (c)No demand or petition for the determination of fair value by a court has been made or filed within the time provided in this section; or

       (d)A court of competent jurisdiction determines that such shareholder is not entitled to the relief provided by this section.

    (5)Within 10 days after the expiration of the period in which shareholders may file their notices of election to dissent, or within 10 days after such corporate action is effected, whichever is later (but in no case later than 90 days from the shareholders' authorization date), the corporation shall make a written offer to each dissenting shareholder who has made demand as provided in this section to pay an amount the corporation estimates to be the fair value for such shares. If the corporate action has not been consummated before the expiration of the 90-day period after the shareholders' authorization date, the offer may be made conditional upon the consummation of such action. Such notice and offer shall be accompanied by:

       (a)A balance sheet of the corporation, the shares of which the dissenting shareholder holds, as of the latest available date and not more than 12 months prior to the making of such offer; and

       (b)A profit and loss statement of such corporation for the 12-month period ended on the date of such balance sheet or, if the corporation was not in existence throughout such 12-month period, for the portion thereof during which it was in existence.

Appendix C-Page 3 of 4

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    (6)If within 30 days after the making of such offer any shareholder accepts the same, payment for his or her shares shall be made within 90 days after the making of such offer or the consummation of the proposed action, whichever is later. Upon payment of the agreed value, the dissenting shareholder shall cease to have any interest in such shares.

    (7)If the corporation fails to make such offer within the period specified therefor in subsection (5) or if it makes the offer and any dissenting shareholder or shareholders fail to accept the same within the period of 30 days thereafter, then the corporation, within 30 days after receipt of written demand from any dissenting shareholder given within 60 days after the date on which such corporate action was effected, shall, or at its election at any time within such period of 60 days may, file an action in any court of competent jurisdiction in the county in this state where the registered office of the corporation is located requesting that the fair value of such shares be determined. The court shall also determine whether each dissenting shareholder, as to whom the corporation requests the court to make such determination, is entitled to receive payment for his or her shares. If the corporation fails to institute the proceeding as herein provided, any dissenting shareholder may do so in the name of the corporation. All dissenting shareholders (whether or not residents of this state), other than shareholders who have agreed with the corporation as to the value of their shares, shall be made parties to the proceeding as an action against their shares. The corporation shall serve a copy of the initial pleading in such proceeding upon each dissenting shareholder who is a resident of this state in the manner provided by law for the service of a summons and complaint and upon each nonresident dissenting shareholder either by registered or certified mail and publication or in such other manner as is permitted by law. The jurisdiction of the court is plenary and exclusive. All shareholders who are proper parties to the proceeding are entitled to judgment against the corporation for the amount of the fair value of their shares. The court may, if it so elects, appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers shall have such power and authority as is specified in the order of their appointment or an amendment thereof. The corporation shall pay each dissenting shareholder the amount found to be due him or her within 10 days after final determination of the proceedings. Upon payment of the judgment, the dissenting shareholder shall cease to have any interest in such shares.

    (8)The judgment may, at the discretion of the court, include a fair rate of interest, to be determined by the court.

    (9)The costs and expenses of any such proceeding shall be determined by the court and shall be assessed against the corporation, but all or any part of such costs and expenses may be apportioned and assessed as the court deems equitable against any or all of the dissenting shareholders who are parties to the proceeding, to whom the corporation has made an offer to pay for the shares, if the court finds that the action of such shareholders in failing to accept such offer was arbitrary, vexatious, or not in good faith. Such expenses shall include reasonable compensation for, and reasonable expenses of, the appraisers, but shall exclude the fees and expenses of counsel for, and experts employed by, any party. If the fair value of the shares, as determined, materially exceeds the amount which the corporation offered to pay therefor or if no offer was made, the court in its discretion may award to any shareholder who is a party to the proceeding such sum as the court determines to be reasonable compensation to any attorney or expert employed by the shareholder in the proceeding.

   (10)Shares acquired by a corporation pursuant to payment of the agreed value thereof or pursuant to payment of the judgment entered therefor, as provided in this section, may be held and disposed of by such corporation as authorized but unissued shares of the corporation, except that, in the case of a merger, they may be held and disposed of as the plan of merger otherwise provides. The shares of the surviving corporation into which the shares of such dissenting shareholders would have been converted had they assented to the merger shall have the status of authorized but unissued shares of the surviving corporation.

Appendix C-Page 4 of 4